                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET




                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-C2
                         CLASSES A1, A2, A3, B, C, AND D
                           $754,474,000 (APPROXIMATE)

                                  -------------

                            CMBS NEW ISSUE TERM SHEET

                                  -------------


                                DECEMBER 7, 2001



                                                        [GREENWICH CAPITAL LOGO]
[SALOMON SMITH BARNEY LOGO]

                     [CREDIT SUISSE/FIRST BOSTON LOGO]

                                [JP MORGAN LOGO]

                                                      [WACHOVIA SECURITIES LOGO]

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET




                       This page intentionally left blank.




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

CONTACT INFORMATION

                                                     PHONE                      FAX                              EMAIL
                                                     -----                      ---                              -----
SSB              TRADING/DISTRIBUTION
                 Paul Vanderslice                (212) 723-6156            (212) 723-8599              paul.t.vanderslice@ssmb.com
                 Jeff Lewis                      (212) 723-6156            (212) 723-8599                      jeff.lewis@ssmb.com
                 Jeff Sturdevant                 (212) 723-6156            (212) 723-8599                 jeff.sturdevant@ssmb.com

                 FINANCE
                 Angela Vleck                    (212) 816-8087            (212) 816-8307                  angela.j.vleck@ssmb.com
                 Joseph Siragusa                 (212) 816-7973            (212) 202-3865                 joseph.siragusa@ssmb.com
                 Elsie Mao                       (212) 816-1299            (212) 816-8307                       elsie.mao@ssmb.com
                 Teresa Zien                     (212) 816-3004            (212) 816-8299                     teresa.zien@ssmb.com
                 Jennifer Tom                    (212) 816-7397            (212) 816-8299                    jennifer.tom@ssmb.com

                 ANALYTICS
                 Nancy Wilt                      (212) 816-7808            (212) 816-8307                      nancy.wilt@ssmb.com

GREENWICH        TRADING/DISTRIBUTION
                 Chris McCormack                 (203) 625-2900            (203) 618-2033            christopher.mccormack@gcm.com
                 Brian Schwartz                  (203) 625-2900            (203) 618-2033                   brian.schwartz@gcm.com

                 FINANCE
                 Mark Jarrell                    (203) 618-2373            (203) 618-2134                     mark.jarrell@gcm.com
                 David Goodwin                   (203) 618-2226            (203) 618-2134                    david.goodwin@gcm.com
                 Philip Holmes                   (203) 618-2377            (203) 618-2134                    philip.holmes@gcm.com
                 ANALYTICS
                 Chris Lau                       (203) 625-2900            (203) 618-2033                        chris.lau@gcm.com
                 Andrew Snow                     (203) 625-2775            (203) 618-2134                      andrew.snow@gcm.com

ARTESIA          TRADING/DISTRIBUTION
                 Frank Persyn                   011-322-204-3781          011-322-204-3751               frank.persyn@artesicbc.be

                 FINANCE
                 Diana Kelsey Kutas              (425) 313-3999            (425) 313-1005                diana@artesiamortgage.com

J.P. MORGAN      TRADING/DISTRIBUTION
                 Brian Baker                     (212) 834-3813            (212) 648-5907                 baker_brian@jpmorgan.com
                 Glenn Riis                      (212) 834-3813            (212) 648-5907                  riis_glenn@jpmorgan.com
                 Andy Taylor                     (212) 834-3813            (212) 648-5907              taylor_andrewb@jpmorgan.com

WACHOVIA         TRADING/DISTRIBUTION
                 Scott Fuller                    (704) 383-8267            (704) 383-9165                    scott.fuller@funb.com
                 Bob Ricci                       (704) 383-8267            (704) 383-9165                    robert.ricci@funb.com

CS FIRST BOSTON  CAPITAL MARKETS
                 Barry Polen                     (212) 325-3295            (212) 325-9807                     barry.polen@csfb.com


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
          Commercial Mortgage Pass-Through Certificates, Series 2001-C2
                           $754,474,000 (Approximate)




     KEY FEATURES:

     Co-Lead Managers & Underwriters:   Salomon Smith Barney Inc. and Greenwich Capital Markets, Inc.
     Book Runner:                       Salomon Smith Barney Inc.
     Co-Managers & Underwriters:        Credit Suisse First Boston, J.P. Morgan Securities Inc., and Wachovia Securities, Inc.
     Loan Sellers:                      Salomon Brothers Realty Corp. ("SBRC"), Greenwich Capital Financial Products, Inc. ("GCFP"),
                                        Artesia Mortgage Capital Corporation ("AMCC") and Allied Capital Corporation ("ALD")
     Master Servicer:                   Midland Loan Services, Inc.
     Special Servicer:                  Midland Loan Services, Inc.
     Trustee:                           Wells Fargo Bank Minnesota, N.A.
     Certificate/Tax Administrator      The Chase Manhattan Bank
     Cut-Off Date:                      December 1, 2001
     Expected Settlement Date:          December 27, 2001
     Payment Delay:                     12 days
     Payment Date:                      13th of each month, or the following business day (commencing in January, 2002)
     ERISA Eligibility:                 Classes A1, A2, A3, B, C, D are expected to be ERISA eligible under lead manager's exemption.
     Structure:                         Sequential Pay
     Offering Type:                     Public - Classes A1-D; Private - Classes E-BR
     Day Count:                         30 / 360
     Tax Treatment:                     REMIC
     Rated Final Distribution Date:     TBD
     Delivery:                          DTC
     Clean-up Call:                     1%




          COLLATERAL FACTS: (a) (b) (c) (d) (e)

          Initial Mortgage Pool Balance:                                        $877,619,220
          Initial Net Mortgage Pool Balance (f):                                $864,727,715
          Number of Mortgage Loans:                                                      138
          Number of Properties                                                           141
          Average Loan Cut-off Date Balance:                                    $  6,266,143       ($329,468 to $40,000,000)
          Weighted Average Mortgage Rate:                                              7.517%      (6.700% to 8.810%)
          Weighted Average U/W NCF DSCR (g):                                            1.39x      (1.16x to 2.68x)
          Weighted Average Cut-off Date LTV Ratio (g):                                 69.98%      (38.10% to 83.64%)
          Weighted Average Remaining Term to Scheduled Maturity/ARD:               115 months      (54 months to 180 months)
          Weighted Average Remaining Amortization Term:                              334 mos.      (140 months to 360 months)
          Weighted Average Seasoning:                                                5 months      (0 months to 48 months)

               (a) The Class B R Certificates will represent a subordinate interest solely in the Birch Run Outlet Center pooled mortgage loan (such subordinate interest, the "Birch Run Junior Portion"). The Class X1, X2, A1, A2, A3, B, C, D, E, F, G, H, J, K, L, M, N and P Certificates collectively represent the remaining interest in the Birch Run Outlet Center pooled mortgage loan (such remaining interest, the "Birch Run Senior Portion"). Statistical information presented in this term sheet with respect to the Birch Run Outlet Center pooled mortgage loan assumes that the Birch Run Junior Portion is a separate subordinated mortgage loan in the amount of $12,891,504, with a 7.466% interest rate and a $90,023.61 monthly debt service payment, and further assumes, except where expressly stated to the contrary, that the Birch Run Junior Portion is not part of the trust fund.

               (b) For each weighted average characteristic presented in the table, the range of individual values for that characteristic appears in parentheses.

               (c) For purposes of this Term Sheet, weighted averages are calculated according to the Cut-off Date principal balances of the individual mortgage loans or allocated principal balances of the mortgaged properties, as applicable, as a percentage of the Initial Net Mortgage Pool Balance, except that, in the case of the Birch Run Outlet Center pooled mortgage loan, such information will be based solely upon the Cut-off Date principal balance of Birch Run Senior Portion.

               (d) For purposes of this Term Sheet, mortgage loans that are part of a cross-collateralized group are presented as individual mortgage loans (without regard to the cross-collateralization), except where otherwise indicated.

               (e) For purposes of this Term Sheet, remaining terms to maturity are calculated assuming that the underlying mortgage loan with an anticipated repayment date matures on that date.

               (f) The Initial Net Mortgage Pool Balance is the Initial Mortgage Pool Balance less the Cut-off Date principal balance of the Birch Run Outlet Center Junior Portion.

               (g) For loans with holdbacks, including in the form of letters of credit, the respective holdback amount and release conditions, if any, were taken into consideration in deriving the loan's U/W NCF DSCRs and Cut-off Date LTV Ratios. See "Mortgage Loans with Holdbacks" herein.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
         Commercial Mortgage Pass-Through Certificates, Series 2001-C2
                           $754,474,000 (Approximate)


                                  BOND CLASSES

          SERIES 2001-C2 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

                              EXPECTED      APPROX.
                               INITIAL        % OF
                              AGGREGATE     INITIAL                                 APPROX.
                              PRINCIPAL       NET      APPROX. %                    WEIGHTED
                             BALANCE OR     MORTGAGE   OF INITIAL   PASS-THROUGH    AVERAGE
                              NOTIONAL        POOL       CREDIT         RATE          LIFE                ERISA    PRINCIPAL PAYMENT
CLASS          RATINGS(1)     AMOUNT(2)     BALANCE    SUPPORT(3)  DESCRIPTION(4)  (YEARS)(5)  DELIVERY  ELIGIBLE      WINDOW(3)
  A1            Aaa/AAA    $ 50,000,000        5.78   22.50-23.00   Fixed Rate        2.50       DTC       Yes     01/13/02-06/13/06
  A2            Aaa/AAA    $ 90,000,000       10.41   22.50-23.00   Fixed Rate        6.55       DTC       Yes     06/13/06-02/13/10
  A3            Aaa/AAA    $528,002,000       61.06   22.50-23.00   Fixed Rate        9.46       DTC       Yes     02/13/10-10-13/11
  B             Aa2/AA     $ 38,912,000        4.50   18.00-18.50  Fixed/WAC Cap      9.79       DTC       Yes     10/13/11-10/13/11
  C              A2/A      $ 36,751,000        4.25   13.75-14.25  Fixed/WAC Cap      9.79       DTC       Yes     10/13/11-10/13/11
  D              A3/A-     $ 10,809,000        1.25   12.50-13.00  Fixed/WAC Cap      9.79       DTC       Yes     10/13/11-10/13/11

PRIVATELY PLACED CLASSES
------------------------------------------------------------------------------------------------------------------------------------
  X1            Aaa/AAA    $864,727,715(6)   100.00       N/A      Variable Rate       N/A       N/A       N/A            N/A
  X2            Aaa/AAA             TBD         TBD       N/A      Variable Rate       N/A       N/A       N/A            N/A
  E            Baa1/BBB+   $ 10,810,000        1.25   11.25-11.75  Fixed/WAC Cap       N/A       N/A       N/A     10/13/11-10/13/11
  F            Baa2/BBB    $ 15,132,000        1.75   9.50-10.00   Fixed/WAC Cap       N/A       N/A       N/A     10/13/11-10/13/11
  G            Baa3/BBB-   $ 10,809,000        1.25    8.25-8.75        WAC            N/A       N/A       N/A     10/13/11-11/13/11
  H             Ba1/BB+    $ 17,295,000        2.00    6.25-6.75    Fixed Rate         N/A       N/A       N/A     11/13/11-11/13/11
  J             Ba2/BB     $ 15,133,000        1.75    4.50-5.00    Fixed Rate         N/A       N/A       N/A     11/13/11-11/13/11
  K             Ba3/BB-    $  6,485,000        0.75    3.75-4.25    Fixed Rate         N/A       N/A       N/A     11/13/11-11/13/11
  L              B1/B+     $  6,486,000        0.75    3.00-3.50    Fixed Rate         N/A       N/A       N/A     11/13/11-11/13/11
  M              B2/B      $  6,485,000        0.75    2.25-2.75    Fixed Rate         N/A       N/A       N/A     11/13/11-12/13/11
  N              B3/B-     $  5,405,000        0.63    1.63-2.13    Fixed Rate         N/A       N/A       N/A     12/13/11-12/13/11
  P              NR/NR     $ 16,213,715        1.88       N/A       Fixed Rate         N/A       N/A       N/A     12/13/11-12/13/16
BR(7)           Baa/BBB-   $ 12,891,504         N/A       N/A       Fixed Rate         N/A       N/A       N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------



          (1) Ratings shown are those of Moody's Investors Service and Standard and Poor's, respectively.

          (2) Principal balances for each of the respective classes are determined based upon the mid-point of the approximate initial credit support ranges and are subject to change.

          (3) Subordination ranges are based upon a discussion with the rating agencies. It is expected that the final levels for each class will be within these ranges.

          (4) (i) The pass-through rate for publicly offered classes A1, A2 and A3 will be equal to a fixed rate.

               (ii) The pass-through rate for publicly offered classes B-D will be the lesser of a) a fixed rate and b) a weighted average of net interest rates on the underlying mortgage loans (or, in the case of the Birch Run Outlet Center, on the Birch Run Senior Portion).

          (5) Calculated based upon the assumption that the borrower will: a) not prepay the loan prior to the stated maturity except as described, b) if applicable, pay the loan in full on any anticipated repayment date, c) make all payments in a timely fashion, and d) not receive a balloon extension. Also, based on the assumption that there is: x) no cleanup call, and y) no loan repurchase.

          (6) Initial aggregate notional amount. The aggregate notional amount of the class X1 and X2 certificates will be used solely to calculate the accrual of interest with respect to those certificates. The class X1 and X2 certificates will not have principal balances and will not entitle their holders to payments of principal. The class X1 will, however, entitle their holders to share in prepayment premiums, if any. The combined pass-through rate of the classes X1 and X2 certificates is the excess of a certificate's weighted average of net interest rates on the underlying mortgage loans (or, in the case of the Birch Run Outlet Center pooled mortgage loan, on the Birch Run Senior Portion) over the weighted average of the respective pass-through rates of the other classes of certificates identified in the table above (exclusive of the class BR certificates).

          (7) Backed solely by the Birch Run Junior Portion. Except in certain default scenarios, holders of the Class BR certificate will receive a proportionate share of principal collections on the Birch Run Outlet Center pooled mortgage loan.

                       STRUCTURAL OVERVIEW (EXCLUDES BR)

                                    [CHART]

     Note: Classes are not drawn to scale, structure is subject to change


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
          Commercial Mortgage Pass-Through Certificates, Series 2001-C2
                           $754,474,000 (Approximate)

                           STRUCTURAL OVERVIEW - CONT.

- Principal will be paid sequentially to Class A1, A2, A3, B, C, D, E, F, G, H, J, K, L, M, N and P Certificates (except that if principal balances of all such Classes other than Classes A1, A2 and A3 have been reduced to zero, principal will be allocated to Class A1, A2 and A3 pro-rata)

- Class BR is backed solely by the Birch Run Junior Portion. Except in certain default scenarios, holders of the Class BR certificates will receive a proportionate share of principal collections on the Birch Run Outlet Center pooled mortgage loan.

- Class X1 and Class X2 will receive interest payments pro-rata (based on interest entitlements) with interest on the Class A1, Class A2 and Class A3 Certificates each month

- Each of the Classes (except Classes X1, X2, and BR) will be subordinate to earlier alphabetically lettered classes (Losses will be allocated in reverse alphabetical order to Classes with certificate balances, and pro-rata between Classes A1, A2 and A3)

- The Master Servicer will cover prepayment interest shortfalls, up to the portion of the Master Servicing Fees accrued at 0.01% per annum and any prepayment interest excesses. Net prepayment interest shortfalls (after application of prepayment interest excesses and Master Servicer coverage from the Master Servicing Fee) will be allocated pro-rata based on interest entitlements with respect to each of the certificate classes

-       All Classes will pay interest on a 30/360 basis

- Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses or realized losses will be allocated in reverse alphabetical order to Classes with certificate balances (in the case of the Class A1, Class A2 and Class A3 certificates, pro-rata based on certificate balances), except that Class BR represents the first loss piece on, but only on, the Birch Run Outlet Center pooled mortgage loan.

-       The pass-through rates with respect to the Class X1 (IO) and Class X2
        (IO) are protected from loan modifications and/or waivers which reduce individual Mortgage Rates


- The holders of the designated "Controlling Class" of Certificates (generally the most subordinate Class of Certificates (exclusive of Class BR) with a certificate balance that is at least equal to 25% of the initial certificate balance), (or in the case of the Birch Run Outlet Center pooled mortgage loan, if applicable, the holders of the Class BR Certificates) and the Special, in that order of priority, will have the option to purchase defaulted mortgage loans that are at least 60 days delinquent, without regard to any grace period, at a cash price equal to fair market value (as determined by the Master Servicer). Any party entitled to exercise such a purchase option with respect to any particular defaulted mortgage loan may assign that purchase option to a third party other than Salomon Brothers Mortgage Securities VII, Inc. and its affiliates.




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                        ALLOCATION OF PREPAYMENT PREMIUMS


Prepayment premiums will be allocated between the Investment Grade P&I Certificates (i.e. Classes A1, A2, A3, and B-G) then entitled to principal distributions and the Class X1 Certificates as follows:

       - A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) will be allocated to each class of the Investment Grade P&I Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution amount (exclusive of the class BR principal distribution amount) that such Class receives, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the Pass-Through Rate of such Class of the Investment Grade P&I Certificates currently receiving principal over the relevant discount rate, and the denominator of which is the excess of the mortgage rate of the related Mortgage Loan over the discount rate.

                     Prepayment              (Pass-Through Rate - Discount Rate)
                 Premium Allocation   =      -----------------------------------
                     Percentage                (Mortgage Rate - Discount Rate)

       - The remaining percentage of the prepayment premiums will be allocated to the Class X1 Certificates

       - In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the Investment Grade P&I Certificates then entitled to principal distributions relative to the Class X1 Certificates as discount rates decrease and a decrease in the percentage allocated to such Classes as discount rates rise

       Allocation of Prepayment Premiums Example

              Discount Rate Fraction Methodology:

                     Mortgage Rate              = 9%
                     Bond Class Rate            = 7%
                     Discount Rate              = 6%

                  BOND CLASS ALLOCATION         CLASS X1 ALLOCATION
                  ---------------------         -------------------
                  7% - 6%
                  -------        = 33 1/3%      Receives excess premiums = 66 2/3% thereof
                  9% - 6%




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET




                       This page intentionally left blank.




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                       SBMS VII 2001-C2 SUMMARY STATISTICS

                                           as of date:  12/1/01      864,727,715


            Overview of Collateral Pool                   printed: 12/0/01 00:09

            INSTITUTION        #LOANS          #PROPS          $             %
            SBRC                   32              33     278,215,054      32.17
            GCFP                   66              66     461,295,737      53.35
            AMCC                   39              41     118,624,328      13.72
            ALD                     1               1       6,592,596       0.76
            Total                 138             141     864,727,715     100.00


UWNCF
DSCR   TOP 10 LOANS                                           $              %
2.68x  Birch Run Outlet Center (GCFP)                     40,000,000(1)     4.63
1.52x  Phoenix Marriott (GCFP)                            33,783,972        3.91
1.20x  Imperial Apartments (GCFP)                         32,000,000        3.70
1.31x  Pacific Plaza at Torrey Hills (GCFP)               29,361,014        3.40
1.43x  Murray Business Center (SBRC)                      23,967,790        2.77
1.35x  The Cannery (SBRC)                                 19,309,776        2.23
1.20x  The Marketplace at Palmdale (AMCC)                 19,194,866        2.22
1.25x  Metro Park Office Building (GCFP)                  18,479,791        2.14
1.58x  Hilton Garden Inn (GCFP)                           17,915,342        2.07
1.39x  A&P Warehouse - Central Islip (SBRC)               17,655,342        2.04

       (1) Represents the Birch Run Senior Portion only

               TOP 5 PROP TYPES                   #           $              %
                         Anchored Retail          30     236,215,448       27.32
                         Office                   27     183,585,564       21.23
                         Multifamily              22     108,639,839       12.56
                         Hotel                     7      78,884,937        9.12
                         Unanchored Retail        17      68,704,699        7.95

               PROPERTY TYPE STRAT                #           $              %
                         Anchored Retail          30     236,215,448       27.32
                         Office                   27     183,585,564       21.23
                         Multifamily              22     108,639,839       12.56
                         Hotel                     7      78,884,937        9.12
                         Unanchored Retail        17      68,704,699        7.95
                         Industrial               10      52,729,172        6.10
                         Office/Industrial        11      50,027,251        5.79
                         Mixed Use                 6      43,732,424        5.06
                         Self Storage              6      26,497,860        3.06
                         Ground Lease              4      11,017,167        1.27
                         Mobile Home Park          1       4,693,356        0.54
                    Total # Properties           141     864,727,715      100.00

                    TOP 10 STATES                 #           $              %
                         S CA                     25     182,696,848       21.13
                         N CA                     12      83,797,720        9.69
                          AZ                      12      69,818,844        8.07
                          MI                       5      65,816,099        7.61
                          NY                       4      57,833,602        6.69
                          NJ                       5      56,102,117        6.49
                          FL                       6      36,610,555        4.23
                          OR                       3      36,144,415        4.18
                          MD                       5      32,833,203        3.80
                          MA                       5      28,827,927        3.33

                                               WEIGHTED AVERAGE NCF DSCR = 1.39x
                                                       min / max = 1.16x / 2.68x

               NCF DSCR STRAT                     #           $              %
                1.15 to 1.19                       4      27,611,933        3.19
                1.20 to 1.24                      22     146,467,406       16.94
                1.25 to 1.29                      39     208,629,222       24.13
                1.30 to 1.34                      36     193,321,606       22.36
                1.35 to 1.39                      15     104,744,203       12.11
                1.40 to 1.44                       5      32,258,028        3.73
                1.45 to 1.49                       3      10,080,481        1.17
                1.50 to 1.99                      11      96,424,595       11.15
                     >= 2.00                       3      45,190,243        5.23
                Total # Loans                    138     864,727,715      100.00




                      Top 3 loans     12.23%                    Moody's
                      Top 5 loans     18.40%                   Herf Index
                      Top 10 loans    29.10%                       69


                                                AVERAGE BALANCE = $6.266 MILLION
                                                    min / max     0.329 / 40.000

            CURRENT BALANCE STRAT                 #           $              %
         $         0 to $    999,999              10       6,282,428        0.73
         $ 1,000,000 to $  2,499,999              33      55,887,798        6.46
         $ 2,500,000 to $  4,999,999              41     149,082,036       17.24
         $ 5,000,000 to $  7,499,999              19     122,003,696       14.11
         $ 7,500,000 to $  9,999,999              14     126,307,869       14.61
         $10,000,000 to $ 14,999,999               7      88,400,059       10.22
         $15,000,000 to $199,999,999              14     316,763,830       36.63
                Total # Loans                    138     864,727,715      100.00


                                                                    WAC = 7.517%
                                                         min / max 6.700 / 8.810

             GROSS COUPON STRAT                   #           $              %
               0.00% to 6.74%                      2       4,400,000        0.51
               6.75% to 6.99%                     10      30,254,446        3.50
               7.00% to 7.24%                     26     183,318,058       21.20
               7.25% to 7.49%                     33     294,276,133       34.03
               7.50% to 7.74%                     24     111,714,049       12.92
               7.75% to 7.99%                     26     133,550,051       15.44
               8.00% to 8.24%                     11      95,449,312       11.04
               8.25% to 8.49%                      2       5,155,378        0.60
                     >= 8.50%                      4       6,610,289        0.76
               Total # Loans                     138     864,727,715      100.00


                               as of date: 12/1/01                     WAM = 115
                                                          min / max     54 / 180

            REMAINING TERM STRAT                  #           $              %
                   0 to  83                        9      27,381,483        3.17
                  84 to 107                       13      51,364,978        5.94
                 108 to 119                      102     741,184,010       85.71
                 120 to 179                       13      43,547,243        5.04
                      = 180                        1       1,250,000        0.14
               Total # Loans                     138     864,727,715      100.00


                                           WEIGHTED AVERAGE CURRENT LTV = 69.98%
                                                   min / max     38.10% / 83.64%

             CURRENT LTV STRAT                    #           $              %
                  0% to 44.99%                     2      40,727,094        4.71
              45.00% to 49.99%                     2       4,991,219        0.58
              50.00% to 54.99%                     7      13,091,178        1.51
              55.00% to 59.99%                     9      75,959,763        8.78
              60.00% to 64.99%                    13      60,206,626        6.96
              65.00% to 69.99%                    19     102,267,902       11.83
              70.00% to 74.99%                    47     291,327,122       33.69
              75.00% to 79.99%                    34     219,302,263       25.36
                     >= 80.00%                     5      56,854,549        6.57
               Total # Loans                     138     864,727,715      100.00


       RETAIL PROPERTY SUBTYPES                   #           $              %
Anchored Retail                                   16     139,865,117       16.17
Anchored Retail, Factory Outlet Center             1      40,000,000        4.63
Shadow Anchored Retail                             7      26,640,855        3.08
Single Tenant Retail, Anchor                       5      23,667,414        2.74
Anchored Retail, Credit                            1       6,042,062        0.70
Unanchored Retail                                 16      68,094,073        7.87
Single Tenant Retail, Non-Anchor                   1         610,626        0.07
          Total # Properties                      47     304,920,147       35.26




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                          MORTGAGE LOANS WITH HOLDBACKS

Ten of the mortgage loans representing 18.80% of the initial mortgage pool balance, provide for material holdbacks under which either a portion of the original loan amount disbursed by the originating lender was placed into an escrow account at closing or a letter of credit was assigned to the benefit of the lender at closing. For these loans, the respective holdback amount and release conditions, if any, were taken into consideration in deriving the mortgage loan's U/W NCF DSCR, Cut-off Date LTV Ratio and Maturity Date/ARD LTV Ratio that are used in deriving the statistics and stratifications presented on the following pages of this structural and collateral term sheet.

Shown in the table below for the loans with holdbacks is what the U/W NCF DSCR Ratio and Cut-off date LTV ratio would be before and after taking the holdback amount and release conditions, if any, into consideration. Please refer to the prospectus supplement for a further discussion of the above.

                                                       % OF                                                 CUT-OFF
                                                      INITIAL                                                DATE
                                                        NET                       U/W NCF /                BALANCE /
                                     CUT-OFF DATE    MORTGAGE                     FULL LOAN   PRESENTED     CURRENT       PRESENTED
                                      PRINCIPAL        POOL        HOLDBACK          DEBT      U/W NCF     APPRAISED    CUT-OFF DATE
     MORTGAGE LOAN NAME                BALANCE        BALANCE       AMOUNT         SERVICE      DSCR         VALUE        LTV RATIO
     -------------------------------------------------------------------------------------------------------------------------------
     Imperial Apartments             $ 32,000,000      3.70%    $ 8,000,000 LOC     1.00x       1.20x      100.00%         80.00%
     The Cannery                       19,309,776      2.23         500,000         1.32        1.35        73.42          71.52
     The Marketplace at Palmdale       19,194,866      2.22       6,500,000         1.01        1.20       104.78(1)       69.30
     A&P Warehouse - Central Islip     17,655,342      2.04       2,359,039 LOC     1.20        1.39        74.81          64.81
     A&P Warehouse - Baltimore         17,431,347      2.02       2,386,536 LOC     1.20        1.39        72.93          62.95
     Paramus Plaza                     14,980,615      1.73         276,000 LOC     1.23        1.25        73.08          71.73
     Ralph's Market Center             12,612,485      1.46         740,000         1.18        1.25        80.85          79.83
     Woodland Manor Apartments         12,349,821      1.43       1,022,000         1.16        1.20        82.33          77.67
     Central Park Plaza                 9,560,461      1.11         300,000         1.16        1.20        74.43          72.84
     Remington Apartments               7,498,902      0.87         626,000         1.14        1.24        82.41          80.00
     -------------------------------------------------------------------------------------------------------------------------------
     TOTAL / WEIGHTED AVERAGE        $162,593,615     18.80%    $22,709,575         1.14x       1.27x       84.15%         72.88%
     ===============================================================================================================================

     (1) Based upon an "as is" appraisal value of $18,320,000 as of 1/15/01, at which point in time only approximately 162,781 square feet of improvements had been constructed (of a total of approximately 216,381 square feet upon completion of the improvements.) The Stabilized Value of the mortgaged real property, as of 4/1/02, is $30,700,000.




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
         Commercial Mortgage Pass-Through Certificates, Series 2001-C2
                           $754,474,000 (Approximate)

                                                          NUMBER        AGGREGATE      % OF INITIAL        WTD.           WTD. AVG.
                                                            OF        CUT-OFF DATE          NET          AVG. U/W       CUT-OFF DATE
                                                         MORTGAGE       PRINCIPAL        MORTGAGE           NCF           LOAN-TO-
                    LOAN SELLERS                          LOANS          BALANCE       POOL BALANCE        DSCR          VALUE RATIO
     -------------------------------------------------------------------------------------------------------------------------------
     Salomon Brothers Realty Corp                           32        $278,215,054         32.17%          1.31x           73.05%
     Greenwich Capital Financial Products, Inc.             66         461,295,737         53.35           1.47            68.00
     Artesia Mortgage Capital Corporation                   39         118,624,328         13.72           1.28            71.29
     Allied Capital Corporation                              1           6,592,596          0.76           1.32            55.40
     -------------------------------------------------------------------------------------------------------------------------------
     TOTAL / WEIGHTED AVERAGE                              138        $864,727,715        100.00%          1.39X           69.98%
     ===============================================================================================================================

                                                                                 % OF INITIAL
                                           NUMBER OF       AGGREGATE CUT-            NET
                                           MORTGAGED     OFF DATE PRINCIPAL        MORTGAGE           WTD. AVG. U/W
     STATE                                 PROPERTIES          BALANCE           POOL BALANCE           NCF DSCR
     --------------------------------------------------------------------------------------------------------------
     Southern California *                     25           $182,696,848            21.13%                1.32x
     Northern California **                    12             83,797,720             9.69                 1.30
     Arizona                                   12             69,818,844             8.07                 1.40
     Michigan                                   5             65,816,099             7.61                 2.15
     New York                                   4             57,833,602             6.69                 1.27
     New Jersey                                 5             56,102,117             6.49                 1.27
     Florida                                    6             36,610,555             4.23                 1.33
     Oregon                                     3             36,144,415             4.18                 1.37
     Maryland                                   5             32,833,203             3.80                 1.35
     Massachusetts                              5             28,827,927             3.33                 1.35
     Other                                     59            214,246,386            24.78                 1.35
     --------------------------------------------------------------------------------------------------------------
     TOTAL / WEIGHTED AVERAGE                 141           $864,727,715           100.00%                1.39X
     ==============================================================================================================

     * Southern CA includes properties that are located in zip codes of 93906 or lower.

     ** Northern CA includes properties that are located in zip codes of 94025 or higher.


                                                                     AGGREGATE                                      WTD.
                                                     NUMBER OF     CUT-OFF DATE            % OF INITIAL           AVG. U/W
                                                     MORTGAGE        PRINCIPAL             NET MORTGAGE              NCF
                      LOAN TYPES                       LOANS          BALANCE              POOL BALANCE             DSCR
               -----------------------------------------------------------------------------------------------------------
                 Balloon                                128        $773,976,723               89.51%                1.40x
                 Partial IO/ARD                           1          32,000,000                3.70                 1.20
                 ARD                                      2          29,143,438                3.37                 1.38
                 Fully Amortizing                         6          26,407,555                3.05                 1.21
                 Interest Only                            1           3,200,000                0.37                 2.66
               -----------------------------------------------------------------------------------------------------------
               TOTAL / WEIGHTED AVERAGE                 138        $864,727,715              100.00%                1.39X
               ===========================================================================================================




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
         Commercial Mortgage Pass-Through Certificates, Series 2001-C2
                           $754,474,000 (Approximate)

                                                                    AGGREGATE CUT-          % OF INITIAL
                                                       NUMBER OF       OFF DATE                  NET                WTD. AVG.
                RANGE OF U/W NCF                       MORTGAGE        PRINCIPAL              MORTGAGE               U/W NCF
                      DSCR                               LOANS          BALANCE                 POOL                  DSCR
               --------------------------------------------------------------------------------------------------------------
                 1.15x to 1.19x                             4        $ 27,611,933                3.19%                1.19x
                 1.20x to 1.24x                            22         146,467,406               16.94                 1.22
                 1.25x to 1.29x                            39         208,629,222               24.13                 1.26
                 1.30x to 1.34x                            36         193,321,606               22.36                 1.32
                 1.35x to 1.39x                            15         104,744,203               12.11                 1.37
                 1.40x to 1.44x                             5          32,258,028                3.73                 1.43
                 1.45x to 1.49x                             3          10,080,481                1.17                 1.46
                 1.50x to 1.54x                             3          50,106,993                5.79                 1.51
                 1.55x to 1.99x                             8          46,317,602                5.36                 1.62
                 2.00x to 2.69x                             3          45,190,243                5.23                 2.66
               --------------------------------------------------------------------------------------------------------------
               TOTAL / WEIGHTED AVERAGE                   138        $864,727,715              100.00%                1.39x
               ==============================================================================================================


                                                                          AGGREGATE             % OF INITIAL        WTD.
                                                          NUMBER OF     CUT-OFF DATE                NET           AVG. U/W
                    RANGE OF CUT-OFF                      MORTGAGE        PRINCIPAL               MORTGAGE          NCF
                     DATE LTV RATIO                         LOANS          BALANCE              POOL BALANCE       DSCR
                  --------------------------------------------------------------------------------------------------------
                     0.00% to 44.99%                           2        $ 40,727,094                4.71%          2.66x
                    45.00% to 49.99%                           2           4,991,219                0.58           2.40
                    50.00% to 54.99%                           7          13,091,178                1.51           1.47
                    55.00% to 59.99%                           9          75,959,763                8.78           1.52
                    60.00% to 64.99%                          13          60,206,626                6.96           1.38
                    65.00% to 69.99%                          19         102,267,902               11.83           1.36
                    70.00% to 74.99%                          47         291,327,122               33.69           1.31
                    75.00% to 79.99%                          34         219,302,263               25.36           1.26
                    80.00% to 84.99%                           5          56,854,549                6.57           1.22
                  --------------------------------------------------------------------------------------------------------
                  TOTAL / WEIGHTED AVERAGE                   138        $864,727,715              100.00%          1.39x
                  ========================================================================================================




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET




                              PREPAYMENT PROVISIONS



      INITIAL LOAN POOL PREPAYMENT RESTRICTIONS COMPOSITION OVER TIME (1)

                                                                 MONTHS FOLLOWING CUT-OFF DATE
                            --------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTION         0       12       24       36        48        60        72        84        96        108       120
----------------------         -       --       --       --        --        --        --        --        --        ---       ---
Remaining Pool Balance (2)  100.00%   98.95%   97.82%   96.59%    95.24%    93.11%    91.55%    86.38%    84.27%    78.35%     1.40%
Locked (3)                  100.00    99.70    99.06    94.97     94.88     90.88     90.87     91.00     91.37     83.25     89.03
Yield Maintenance             0.00     0.30     0.94     5.03      5.12      9.12      9.13      9.00      8.63      9.02     10.97
Open                          0.00     0.00     0.00     0.00      0.00      0.00      0.00      0.00      0.00      7.73      0.00
------------------------------------------------------------------------------------------------------------------------------------
          Total             100.00%  100.00%  100.00%  100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
====================================================================================================================================

(1) All numbers, unless otherwise noted, are as a percentage of the net mortgage pool balance at the specified point in time.

(2) Remaining aggregate net mortgage loan pool balance as a percentage of the Initial Net Mortgage Pool Balance at the specified point in time.

(3)  Locked includes loans in defeasance.

                               PREPAYMENT PREMIUM

                                                       % OF INITIAL
                                         AGGREGATE         NET        MAXIMUM CUT-               WTD. AVG.               WTD. AVG.
                            NUMBER OF   CUT-OFF DATE     MORTGAGE       OFF DATE     WTD. AVG.     STATED    WTD. AVG.  CUT-OFF DATE
                            MORTGAGE     PRINCIPAL         POOL        PRINCIPAL     MORTGAGE    REMAINING    U/W NCF     LOAN-TO-
PREPAYMENT PREMIUM            LOANS       BALANCE        BALANCE        BALANCE        RATE      TERM (MO.)    DSCR     VALUE RATIO
------------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance             115      $787,164,953      91.03%      $40,000,000     7.524%        115        1.41x       69.53%
Lockout/> of YM or 1%           23        77,562,763       8.97        32,000,000     7.449         115        1.27        74.59
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL / WEIGHTED AVERAGE     138      $864,727,715     100.00%                      7.517%        115        1.39X       69.98%
====================================================================================================================================




                       PREPAYMENT PREMIUM BY MORTGAGE RATE

                                                                                                           % OF            % OF
                                                                % OF INITIAL               WTD. AVG.     MORTGAGE        MORTGAGE
                                       NUMBER      AGGREGATE         NET                    STATED     POOL BALANCE    POOL BALANCE
                                         OF      CUT-OFF DATE     MORTGAGE     WTD. AVG.   REMAINING     LOCKOUT       LOCKOUT THEN
                                      MORTGAGE     PRINCIPAL        POOL       MORTGAGE      TERM          THEN        GREATER OF 1%
          MORTGAGE RATE                 LOANS       BALANCE        BALANCE       RATE        (MO.)      DEFEASANCE    OR YLD. MAINT.
      ------------------------------------------------------------------------------------------------------------------------------
          6.50% to 7.24%                  38     $217,972,504       25.21%      7.103%        122         20.49%           4.71%
          7.25% to 7.49%                  33      294,276,133       34.03       7.388         117         32.72            1.31
          7.50% to 7.74%                  24      111,714,049       12.92       7.609         105         12.61            0.31
          7.75% to 7.99%                  26      133,550,051       15.44       7.871         113         13.74            1.71
          8.00% to 8.24%                  11       95,449,312       11.04       8.129         112         10.20            0.84
          8.25% to 8.49%                   2        5,155,378        0.60       8.370         102          0.60            0.00
          8.50% to 8.74%                   1        2,101,733        0.24       8.600         106          0.24            0.00
          8.75% to 8.99%                   3        4,508,556        0.52       8.808         112          0.44            0.08
      ------------------------------------------------------------------------------------------------------------------------------
      TOTAL/WEIGHTED AVERAGE             138     $864,727,715      100.00%      7.517%        115         91.03%           8.97%
      ==============================================================================================================================




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET




                       This page intentionally left blank.




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET



             DISTRIBUTION OF MORTGAGED PROPERTIES BY PROPERTY TYPE


                                                                                                                              WTD.
                                                                          % OF                                                AVG.
                                                                        INITIAL      MAXIMUM              WTD. AVG.   WTD.  CUT-OFF
                                                      AGGREGATE CUT-      NET          CUT-       WTD.      STATED    AVG.    DATE
                                          NUMBER OF      OFF DATE       MORTGAGE     OFF DATE     AVG.    REMAINING   U/W   LOAN-TO-
                                          MORTGAGED      PRINCIPAL        POOL      PRINCIPAL   MORTGAGE     TERM     NCF    VALUE
PROPERTY TYPES                            PROPERTIES      BALANCE       BALANCE      BALANCE      RATE      (MO.)     DSCR   RATIO
------------------------------------------------------------------------------------------------------------------------------------
Anchored Retail                               30       $236,215,448      27.32%    $40,000,000   7.355%      121     1.51x   68.12%
  Anchored Retail                             16        139,865,117      16.17      19,194,866   7.285       123     1.28    74.37
  Anchored Retail, Factory Outlet Center       1         40,000,000       4.63      40,000,000   7.466       117     2.68    38.10
  Shadow Anchored Retail                       7         26,640,855       3.08       8,202,054   7.419       124     1.28    72.20
  Single Tenant Retail, Anchor                 5         23,667,414       2.74       8,160,141   7.503       113     1.23    75.73
  Anchored Retail, Credit                      1          6,042,062       0.70       6,042,062   7.400       118     1.26    74.41
Office                                        27        183,585,564      21.23      29,361,014   7.526       112     1.33    72.84
Multifamily                                   22        108,639,839      12.56      32,000,000   7.225       113     1.25    77.19
Full Service Hotel                             7         78,884,937       9.12      33,783,972   7.964       115     1.54    59.01
Unanchored Retail                             17         68,704,699       7.95      14,980,615   7.668       115     1.32    71.14
Industrial                                    10         52,729,172       6.10      17,655,342   7.977       113     1.36    66.09
Office/Industrial                             11         50,027,251       5.79      15,659,163   7.529       111     1.31    72.42
Mixed Use                                      6         43,732,424       5.06      19,309,776   7.456       114     1.32    70.58
Self Storage                                   6         26,497,860       3.06       9,821,531   7.605       116     1.45    68.03
Ground Lease                                   4         11,017,167       1.27       5,175,647   7.538       115     1.63    68.87
Mobile Home Park                               1          4,693,356       0.54       4,693,356   7.100       118     1.20    78.22
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE                     141       $864,727,715     100.00%                  7.517%      115     1.39x   69.98%
====================================================================================================================================




                                  [PIE CHART]

                     Anchored Retail                 27.32%
                     Office                          21.23%
                     Multifamily                     12.56%
                     Full Service Hotel               9.12%
                     Unanchored Retail                7.95%
                     Industrial                       6.10%
                     Office/Industrial                5.79%
                     Mixed Use                        5.06%
                     Self Storage                     3.06%
                     Ground Lease                     1.27%
                     Mobile Home Park                 0.54%




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET




                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE



                                                                                                                              WTD.
                                                                                                                              AVG.
                                                           % OF INITIAL                                                     CUT-OFF
                                                               NET        CUMULATIVE %               WTD. AVG.                DATE
                            NUMBER OF   AGGREGATE CUT-OFF    MORTGAGE    OF INITIAL NET  WTD. AVG.     STATED    WTD. AVG.  LOAN-TO-
                            MORTGAGED     DATE PRINCIPAL       POOL         MORTGAGE     MORTGAGE    REMAINING    U/W NCF    VALUE
STATE                       PROPERTIES       BALANCE         BALANCE      POOL BALANCE     RATE      TERM (MO.)    DSCR      RATIO
------------------------------------------------------------------------------------------------------------------------------------
Southern California *           25        $182,696,848        21.13%         21.13%        7.448%       123        1.32x     71.90%
Northern California **          12          83,797,720         9.69          30.82         7.419        115        1.30      71.99
Arizona                         12          69,818,844         8.07          38.89         7.708        113        1.40      66.23
Michigan                         5          65,816,099         7.61          46.50         7.479        117        2.15      50.58
New York                         4          57,833,602         6.69          53.19         7.555        116        1.27      74.89
New Jersey                       5          56,102,117         6.49          59.68         7.470        110        1.27      75.58
Florida                          6          36,610,555         4.23          63.91         7.608        112        1.33      72.60
Oregon                           3          36,144,415         4.18          68.09         7.364        118        1.37      72.98
Maryland                         5          32,833,203         3.80          71.89         7.908        111        1.35      68.37
Massachusetts                    5          28,827,927         3.33          75.22         7.507        117        1.35      67.01
Nevada                           9          28,401,396         3.28          78.51         7.467        105        1.38      71.04
South Carolina                   2          22,515,585         2.60          81.11         7.324        116        1.23      78.19
Texas                            6          21,922,247         2.54          83.65         7.795        106        1.30      70.47
Virginia                         2          20,804,791         2.41          86.05         7.235        118        1.26      76.84
Washington                       3          18,286,374         2.11          88.17         7.084        115        1.30      70.07
Minnesota                        6          13,199,692         1.53          89.69         7.637        125        1.28      72.18
Oklahoma                         6          12,549,430         1.45          91.15         7.757        113        1.49      70.40
New Mexico                       2          10,201,866         1.18          92.33         7.646        116        1.58      61.37
Connecticut                      1           9,871,661         1.14          93.47         7.820        115        1.37      75.36
North Carolina                   3           9,307,281         1.08          94.54         7.783        117        1.43      61.71
Illinois                         3           8,444,077         0.98          95.52         7.617        114        1.77      63.20
Utah                             4           7,733,291         0.89          96.41         7.779         92        1.33      66.31
Pennsylvania                     1           7,040,981         0.81          97.23         7.500         82        1.30      74.90
Wisconsin                        1           5,584,454         0.65          97.87         7.930        115        1.31      73.48
Georgia                          1           3,886,643         0.45          98.32         7.990        114        1.38      71.97
Tennessee                        2           3,456,169         0.40          98.72         7.146        118        1.32      77.75
North Dakota                     3           3,219,226         0.37          99.10         6.750        119        1.30      79.10
Rhode Island                     1           2,491,383         0.29          99.38         7.966        114        1.30      73.28
West Virginia                    1           2,300,000         0.27          99.65         6.750        120        1.23      83.64
Idaho                            1           1,650,000         0.19          99.84         6.900        120        1.20      79.90
Colorado                         1           1,379,840         0.16         100.00         8.100         96        1.28      51.11
------------------------------------------------------------------------------------------------------------------------------------
  TOTAL / WEIGHTED AVERAGE     141        $864,727,715       100.00%                       7.517%       115        1.39X     69.98%
====================================================================================================================================

* Southern CA includes properties that are located in zip codes of 93906 or lower.

** Northern CA includes properties that are located in zip codes of 94025 or higher.




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


                 DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE




                                     [MAP]

                           WA                  2.11%

                           OR                  4.18%

                           North CA            9.69%

                           South CA           21.13%

                           ID                  0.19%

                           NV                  3.28%

                           UT                  0.89%

                           AZ                  8.07%

                           CO                  0.16%

                           NM                  1.18%

                           ND                  0.37%

                           OK                  1.45%

                           TX                  2.54%

                           MN                  1.53%

                           WI                  0.65%

                           IL                  0.98%

                           MI                  7.61%

                           TN                  0.40%

                           GA                  0.45%

                           NY                  6.69%

                           PA                  0.81%

                           WV                  0.27%

                           VA                  2.41%

                           NC                  1.08%

                           SC                  2.60%

                           FL                  4.23%

                           MA                  3.33%

                           RI                  0.29%

                           CT                  1.14%

                           NJ                  6.49%

                           MD                  3.80%




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


        DISTRIBUTION OF MORTGAGE LOANS BY CUT-OFF DATE PRINCIPAL BALANCE


                                                                        CUMULATIVE
                                  NUMBER    AGGREGATE    % OF INITIAL  % OF INITIAL              WTD. AVG.               WTD. AVG.
                                    OF     CUT-OFF DATE      NET           NET        WTD. AVG.    STATED    WTD. AVG.  CUT-OFF DATE
RANGE OF CUT-OFF DATE PRINCIPAL  MORTGAGE   PRINCIPAL      MORTGAGE      MORTGAGE     MORTGAGE   REMAINING    U/W NCF     LOAN-TO-
       BALANCES                    LOANS     BALANCE     POOL BALANCE  POOL BALANCE     RATE     TERM (MO.)    DSCR     VALUE RATIO
------------------------------------------------------------------------------------------------------------------------------------
   $         0 to $ 1,999,999        34    $ 41,647,746      4.82%          4.82%      7.593%       115        1.38x       66.49%
   $ 2,000,000 to $ 2,999,999        20      50,700,819      5.86          10.68       7.660        109        1.31        71.04
   $ 3,000,000 to $ 3,999,999        18      64,100,539      7.41          18.09       7.464        112        1.42        69.44
   $ 4,000,000 to $ 4,999,999        12      54,803,157      6.34          24.43       7.378        118        1.35        69.27
   $ 5,000,000 to $ 5,999,999         6      32,929,341      3.81          28.24       7.598        116        1.26        76.93
   $ 6,000,000 to $ 6,999,999         8      52,810,797      6.11          34.35       7.675        109        1.32        70.24
   $ 7,000,000 to $ 7,999,999         6      44,225,004      5.11          39.46       7.360        111        1.27        76.97
   $ 8,000,000 to $ 8,999,999         6      50,292,032      5.82          45.28       7.488        114        1.31        73.20
   $ 9,000,000 to $ 9,999,999         7      68,054,392      7.87          53.15       7.366        110        1.28        75.70
   $10,000,000 to $14,999,999         7      88,400,059     10.22          63.37       7.496        114        1.29        73.36
   $15,000,000 to $19,999,999         9     157,651,054     18.23          81.60       7.600        123        1.34        70.02
   $20,000,000 to $24,999,999         1      23,967,790      2.77          84.37       7.310        118        1.43        71.55
   $25,000,000 to $29,999,999         1      29,361,014      3.40          87.77       7.358        118        1.31        74.05
   $30,000,000 to $34,999,999         2      65,783,972      7.61          95.37       7.652        117        1.36        68.08
   $35,000,000 to $44,999,999         1      40,000,000      4.63         100.00       7.466        117        2.68        38.10
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL / WEIGHTED AVERAGE           138    $864,727,715    100.00%                     7.517%       115        1.39X       69.98%
====================================================================================================================================

                                  [BAR CHART]

RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($MM)        % OF INITIAL NET MORTGAGE POOL BALANCE
                0.00 -  1.99                                           4.82%

                2.00 -  2.99                                           5.86%

                3.00 -  3.99                                           7.41%

                4.00 -  4.99                                           6.34%

                5.00 -  5.99                                           3.81%

                6.00 -  6.99                                           6.11%

                7.00 -  7.99                                           5.11%

                8.00 -  8.99                                           5.82%

                9.00 -  9.99                                           7.87%

               10.00 - 14.99                                          10.22%

               15.00 - 19.99                                          18.23%

               20.00 - 24.99                                           2.77%

               25.00 - 29.99                                           3.40%

               30.00 - 34.99                                           7.61%

               35.00 - 44.99                                           4.63%




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

       DISTRIBUTION OF MORTGAGE LOANS BY UNDERWRITTEN NET CASH FLOW DSCR


                                       AGGREGATE   % OF INITIAL   CUMULATIVE %              WTD. AVG.                    WTD. AVG.
                          NUMBER OF  CUT-OFF DATE      NET       OF INITIAL NET  WTD. AVG.    STATED                    CUT-OFF DATE
 RANGE OF U/W NCF         MORTGAGE     PRINCIPAL     MORTGAGE       MORTGAGE     MORTGAGE   REMAINING   WTD. AVG. U/W     LOAN-TO-
       DSCR                 LOANS       BALANCE    POOL BALANCE   POOL BALANCE     RATE     TERM (MO.)     NCF DSCR     VALUE RATIO
------------------------------------------------------------------------------------------------------------------------------------
  1.15x to 1.19x               4     $ 27,611,933      3.19%          3.19%        7.321%      124          1.19x          76.98%
  1.20x to 1.24x              22      146,467,406     16.94          20.13         7.361       123          1.22           76.30
  1.25x to 1.29x              39      208,629,222     24.13          44.26         7.424       114          1.26           74.34
  1.30x to 1.34x              36      193,321,606     22.36          66.61         7.489       112          1.32           72.98
  1.35x to 1.39x              15      104,744,203     12.11          78.73         7.782       114          1.37           68.21
  1.40x to 1.44x               5       32,258,028      3.73          82.46         7.406       111          1.43           70.82
  1.45x to 1.49x               3       10,080,481      1.17          83.62         7.495       112          1.46           58.93
  1.50x to 1.54x               3       50,106,993      5.79          89.42         7.861       117          1.51           58.19
  1.55x to 1.99x               8       46,317,602      5.36          94.77         7.791       115          1.62           61.72
  2.00x to 2.69x               3       45,190,243      5.23         100.00         7.503       117          2.66           39.73
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE     138     $864,727,715    100.00%                       7.517%      115          1.39x          69.98%
====================================================================================================================================


                                  [BAR CHART]


RANGE OF U/W NCF DSCR           % OF INITIAL NET MORTGAGE POOL BALANCE
     1.15 - 1.19x                                3.19%

     1.20 - 1.24x                               16.94%

     1.25 - 1.29x                               24.13%

     1.30 - 1.34x                               22.36%

     1.35 - 1.39x                               12.11%

     1.40 - 1.44x                                3.73%

     1.45 - 1.49x                                1.17%

     1.50 - 1.54x                                5.79%

     1.55 - 1.99x                                5.36%

     2.00 - 2.69x                                5.23%




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

       DISTRIBUTION OF MORTGAGE LOANS BY CUT-OFF DATE LOAN TO VALUE RATIO




                                                                         CUMULATIVE
                                                         % OF INITIAL   % OF INITIAL
                                        AGGREGATE CUT-        NET            NET                 WTD. AVG.               WTD. AVG.
                            NUMBER OF      OFF DATE        MORTGAGE       MORTGAGE    WTD. AVG.    STATED    WTD. AVG.  CUT-OFF DATE
RANGE OF CUT-OFF DATE LTV   MORTGAGE      PRINCIPAL          POOL           POOL      MORTGAGE   REMAINING    U/W NCF     LOAN-TO-
          RATIO               LOANS        BALANCE          BALANCE        BALANCE      RATE     TERM (MO.)    DSCR     VALUE RATIO
------------------------------------------------------------------------------------------------------------------------------------
          0.00% to 44.99%        2       $ 40,727,094        4.71%           4.71%      7.490%      117        2.66x       38.12%
         45.00% to 49.99%        2          4,991,219        0.58            5.29       7.746       115        2.40        49.13
         50.00% to 54.99%        7         13,091,178        1.51            6.80       7.526       120        1.47        52.97
         55.00% to 59.99%        9         75,959,763        8.78           15.59       7.834       116        1.52        57.50
         60.00% to 64.99%       13         60,206,626        6.96           22.55       7.993       111        1.38        63.64
         65.00% to 69.99%       19        102,267,902       11.83           34.37       7.556       127        1.36        67.35
         70.00% to 74.99%       47        291,327,122       33.69           68.06       7.488       112        1.31        73.10
         75.00% to 79.99%       34        219,302,263       25.36           93.43       7.371       116        1.26        77.85
         80.00% to 84.99%        5         56,854,549        6.57          100.00       7.234       112        1.22        80.34
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE       138       $864,727,715      100.00%                      7.517%      115        1.39X       69.98%
====================================================================================================================================


                                  [BAR CHART]


RANGE OF CUT-OFF DATE LTV RATIO           % OF INITIAL NET MORTGAGE POOL BALANCE
          0.00 - 44.99                                     4.71%

         45.00 - 49.99                                     0.58%

         50.00 - 54.99                                     1.51%

         55.00 - 59.99                                     8.78%

         60.00 - 64.99                                     6.96%

         65.00 - 69.99                                    11.83%

         70.00 - 74.99                                    33.69%

         75.00 - 79.99                                    25.36%

         80.00 - 84.99                                     6.57%




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

   DISTRIBUTION OF MORTGAGE LOANS BY REMAINING TERM TO SCHEDULED MATURITY/ARD


                                                      % OF INITIAL
                                         AGGREGATE         NET       CUMULATIVE %              WTD. AVG.              WTD. AVG. CUT-
                           NUMBER OF   CUT-OFF DATE     MORTGAGE    OF INITIAL NET  WTD. AVG.    STATED    WTD. AVG.  OFF DATE LOAN-
RANGE OF REMAINING TERMS   MORTGAGE      PRINCIPAL        POOL         MORTGAGE     MORTGAGE   REMAINING    U/W NCF      TO-VALUE
TO MATURITY/ARD (MOS.)       LOANS        BALANCE        BALANCE     POOL BALANCE     RATE     TERM (MO.)    DSCR          RATIO
------------------------------------------------------------------------------------------------------------------------------------
         0 to 83                9      $ 27,381,483        3.17%         3.17%       7.547%        75        1.32x        71.87%
        84 to 107              13        51,364,978        5.94          9.11        7.820         98        1.29         70.69
       108 to 119             102       741,184,010       85.71         94.82        7.519        116        1.41         69.85
       120 to 179              13        43,547,243        5.04         99.86        7.133        151        1.22         70.61
           180                  1         1,250,000        0.14        100.00        6.700        180        1.33         53.19
------------------------------------------------------------------------------------------------------------------------------------
TOTAL / WEIGHTED AVERAGE      138      $864,727,715      100.00%                     7.517%       115        1.39X        69.98%
====================================================================================================================================


                                  [BAR CHART]



RANGE OF REMAINING TERMS TO SCHEDULED MATURITY (MONTHS)        % OF INITIAL NET MORTGAGE POOL BALANCE
                         0 - 83                                                 3.17%

                        84 - 107                                                5.94%

                       108 - 119                                               85.71%

                       120 - 179                                                5.04%

                          180                                                   0.14%




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET




                       This page intentionally left blank.




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET



                                  TOP TEN LOANS



                                                                                                                               CUT-
                                                                                                                               OFF
                                                                                          % OF                                 DATE
                                                                                         INITIAL              STATED          LOAN-
                                                                       CUT-OFF DATE     MORTGAGE            REMAINING   U/W    TO-
                                 LOAN                                    PRINCIPAL        POOL    MORTGAGE     TERM     NCF   VALUE
    LOAN/PROPERTY NAME        ORIGINATOR     DETAILED PROPERTY TYPE       BALANCE        BALANCE    RATE      (MO.)    DSCR   RATIO
------------------------------------------------------------------------------------------------------------------------------------
 1) Birch Run Outlet Center      GCFP     Anchored Retail, Factory     $ 40,000,000(1)    4.63%    7.466%      117     2.68x  38.10%
                                             Outlet Center
 2) Phoenix Marriott             GCFP     Full Service Hotel             33,783,972       3.91     8.062       116     1.52   56.78
 3) Imperial Apartments          GCFP     Multifamily                    32,000,000       3.70     7.219       119     1.20   80.00
 4) Pacific Plaza at Torrey      GCFP     Office                         29,361,014       3.40     7.358       118     1.31   74.05
    Hills
 5) Murray Business Center       SBRC     Office                         23,967,790       2.77     7.310       118     1.43   71.55
 6) The Cannery                  SBRC     Mixed Use, Retail(65%)/        19,309,776       2.23     7.400       117     1.35   71.52
                                             Office(35%)
 7) The Marketplace at           AMCC     Anchored Retail                19,194,866       2.22     7.231       175     1.20   69.30
    Palmdale
 8) Metro Park Office            GCFP     Office                         18,479,791       2.14     7.250       118     1.25   77.65
    Building
 9) Hilton Garden Inn            GCFP     Full Service Hotel             17,915,342       2.07     7.944       115     1.58   65.87
10) A&P Warehouse - Central      SBRC     Industrial, Warehouse          17,655,342       2.04     8.190       111     1.39   64.81
    Islip
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL / WEIGHTED AVERAGE                                           $251,667,893      29.10%    7.533%      121     1.57x  65.01%
====================================================================================================================================


    (1) Represents the Birch Run Senior Portion




ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET



     GCFP #03-0812084                            Birch Run Outlet Center


                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:            $40,000,000(1)
% OF INITIAL MORTGAGE POOL BALANCE:        4.63%
NOTE DATE:                                 8/16/01
MATURITY DATE:                             9/01/11
MORTGAGE RATE:                             7.466%
AMORTIZATION TERM:                         360 months

BORROWER/ SPONSOR:

The Borrower is Birch Run, LLC, a special purpose entity with a non-consolidation opinion and independent director, whose sole member is Birch Run Outlets, LLC. Birch Run Outlets, LLC's sole member is Triple Outlet World Joint Venture. Triple Outlet World Joint Venture is 70% owned (managing member) by Triple Outlet World, Ltd., an entity ultimately controlled by Lothar Estein, and 30% owned by BRWH, LLC, an entity ultimately owned and controlled by Prime Retail Inc. ("PRT") and Prime Retail, L.P.

Estein & Associates USA, Ltd. is based in Orlando, Florida, and is controlled by Mr. Lothar Estein, a German national residing in Florida. Estein controlled entities own interests in approximately 4.3 million square feet of outlet centers in the United States. Estein has approval rights over all major decisions regarding the property, including the sale or refinancing of the property, management and leasing of the property, and admission of new partners.

PRT, a real estate investment trust, is the one of the largest owners and operators of outlet centers in the world, with 45 outlet centers in 25 states and Puerto Rico totaling approximately 12.7 million square feet. PRT has been an owner, operator and a developer of outlet centers since 1988.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 27 payments, subject to defeasance for the next 90 payments and open to prepayment for the last 3 payments.

SUBORDINATE DEBT:

In addition to the $40,000,000 Birch Run Senior Portion included in the trust, there is also a subordinate $13,000,000 Birch Run Junior Portion that is in the trust and a $10,000,000 subordinated B Note that is outside of the trust. See Loan Structure discussion at the right.

                                  MAJOR TENANTS

                          BASE                              % OF         LEASE
                        RENT PSF          NRSF           TOTAL NRSF   EXPIRATION
SPIEGEL                  $ 9.50          30,000              4%         5/31/03
VANITY FAIR              $12.86          23,975              3%        11/30/03
GAP OUTLET               $ 7.08          17,160              2%         4/30/03
NIKE, INC.               $15.00          12,500              2%         9/30/04

                              RESERVES AND LOCKBOX

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $144,576/year ($0.20 psf) escrowed monthly.

TI and LC: At closing, the borrower deposited $300,000 ($0.41 psf) into a TI and LC account. $361,439/year ($0.50 psf) escrowed monthly.

Lockbox: Hard, In place

Cash Management: Springing upon Event of Default or a DSCR less than or equal to 1.27x on the full loan amount ($63 MM).




                              PROPERTY INFORMATION

PROPERTY TYPE:                           Anchored Retail, Factory Outlet Center
LOCATION:                                Birch Run, MI
YEAR BUILT/RENOVATED:                    1986 / 1996
PROPERTY SIZE:                           723,536 SF
CUT-OFF DATE BALANCE PER SF:             $55.28

GENERAL CHARACTERISTICS: The property is a seasoned, 723,536 square foot factory outlet center located in Birch Run, Saginaw County, Michigan. The subject property is located on the southwest quadrant of the interchange of Interstate 75 and M-85, roughly 60 miles northwest of Detroit and 20 miles north of Flint. In 2000, the reported vehicle traffic count was 2,447,249 at the center (with an estimated 2.5 passengers per vehicle). The subject was built in eighteen phases from 1986 through 1996, and is comprised of nineteen one-story retail buildings containing 148 tenants. The center is the fourth largest in the U.S. The subject is 91.50% occupied by national draw tenants including: Gap (two stores), Tommy Hilfiger, Sony, Guess, Eddie Bauer, Nautica, Bose, Brooks Brothers, Ralph Lauren, Liz Claiborne and J. Crew.

LOAN STRUCTURE: At origination, the principal balance of the loan was $63,000,000, which was split into an A Note with a principal balance of $53,000,000 and a subordinate B Note with a principal balance of $10,000,000. The A Note is shadow rated Baa2/BBB- by Moodys/S&P and the B Note is shadow rated Ba2/B+ by Moodys/S&P. The A Note is being contributed to the trust. The B Note was sold to Fortress CBO Investments I, Ltd., and will not be an asset of the trust.

Simultaneous to its being contributed to the trust, the A Note is being bifurcated into the Birch Run Senior Portion with a cut-off date balance of $40,000,000 and the Birch Run Junior Portion with a cut-off date balance of $12,891,504.37. The Birch Run Senior Portion is shadow rated Aa2/AA by Moodys/S&P. So long as there is no default on the A Note, the principal and interest payments attributable to the Birch Run Junior Portion will be segregated from those of the Birch Run Senior Portion and the rest of the pooled mortgage loans and directed solely to the class BR certificates. However, in the event of a default on the A Note, the Birch Run Senior Portion will receive its principal and interest payments first, with any shortfalls or losses absorbed by the Birch Run Junior Portion.

PROPERTY MANAGER:             The Prime Outlets at Birch Run, LLC
OCCUPANCY:                       91.50%
OCCUPANCY AS OF DATE:            7/01/01
U/W NOI ($ PSF):                 $9,628,624 ($13 psf)
U/W NET CASH FLOW ($ PSF):       $8,984,677 ($12 psf)
APPRAISED VALUE ($ PSF):         $105,000,000 ($145 psf)
APPRAISAL DATE:                  5/11/01

                             U/W NCF    CUT-OFF      MATURITY
LOAN INTEREST                 DSCR      DATE LTV     DATE LTV
Senior Only (A Note)          2.68x      38.10%       33.69%
Senior + Junior (A Note)      2.03x      50.37%       44.54%
A Note + B Note               1.52x      59.88%       49.73%

(1) Represents the Birch Run Senior Portion, which is included in the Initial Net Mortgage Pool Balance.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


          GCFP #03-0810433                                Phoenix Marriott


                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:              $33,783,972
% OF INITIAL MORTGAGE POOL BALANCE:          3.91%
NOTE DATE:                                   7/23/01
MATURITY DATE:                               8/01/11
MORTGAGE RATE:                               8.062%
AMORTIZATION TERM:                           240 months

BORROWER/ SPONSOR:

The borrowing entity, Columbia Properties Phoenix, L.P., is 1% owned by CP Phoenix GP, LLC, an Ohio limited liability corporation that is its managing member, and 99% by CSC Holdings, LLC ("CSC Holdings"). CP Phoenix GP, LLC is a special purpose entity with a non-consolidation opinion and independent director.

CP Phoenix GP, LLC is owned 1% by Phoenix GP, Inc., its managing member and a special purpose entity, 1% by Columbia Sussex Corporation ("CSC") and 98% by The 1998 William J. Yung and Martha A. Yung Family Trust (the "Trust"). Phoenix GP, Inc. is 100% owned by William J. Yung. 100% of the membership interests in Holdings are owned by The Trust. However, CSC is the manager and holds a special preferred equity interest (which entitles it to receive a preferred return on the capital it contributed to CSC Holdings until returned, but with no residual interest).

CSC, based in Ft. Mitchell, KY, is one of the largest privately owned hotel companies in the country. It is controlled by William J. Yung, its Chairman and CEO who founded the company in 1972. Columbia Sussex, together with its affiliates, currently owns and operates 40 hotels totaling over 11,000 rooms in the U.S., Canada and Grand Cayman, BWI, two casinos in Lake Tahoe, NV and Greenville, MS and a charter airline.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 28 payments, subject to defeasance for the next 88 payments and open to prepayment for the last 4 payments.

                              RESERVES AND LOCKBOX

Real estate taxes: One-twelfth of the estimated annual tax amount escrowed monthly.

Insurance: At closing, the borrower deposited six months of premiums, or $62,000 ($179/Room) into a reserve account in lieu of monthly escrow. The borrower is covered by a blanket insurance policy in-place.

Replacement reserves / FF&E: $639,876/year ($1,855/Room) escrowed monthly for the life of the loan and adjusted annually to 4% of previous year's annual gross revenues.

Seasonality Reserve: At closing, the borrower deposited $300,000 ($869/Room) in a seasonality reserve account, established to provide supplemental working capital. The borrower is required to have on deposit up to $600,000 ($1,739/Room).

Lockbox: Hard, In place

Cash Management: Springing upon maturity, Event of Default or failure to deposit 95% of revenues.




                              PROPERTY INFORMATION

PROPERTY TYPE:                        Full Service Hotel
LOCATION:                             Phoenix, AZ
YEAR BUILT/RENOVATED:                 1999 / NAP
PROPERTY SIZE:                        345 Rooms
CUT-OFF DATE BALANCE PER ROOM:        $97,925

GENERAL CHARACTERISTICS:

The collateral is a 345-room Marriott Hotel located minutes from the Phoenix Sky Harbor International Airport in Phoenix, Arizona. The hotel was opened on January 3, 1999. The hotel is operated under a 20-year franchise agreement with Marriott International. The property is the newest in the airport area and the only Marriott flagged property in the submarket. The hotel is easily accessible from one of the primary access points to and from the Phoenix Sky Harbor International Airport and has excellent visibility due to its 12-story height. The property offers over 18,000 square feet of meeting space including two ballrooms, a restaurant and lobby bar, concierge level, health club, business center, and outdoor pool. Downtown Phoenix is approximately 5 miles west of the hotel and Scottsdale is approximately 6 miles northeast of the property, allowing easy access from the hotel.

PROPERTY MANAGER:                Columbia Sussex Corporation
T-12(1) OCCUPANCY:               59%
T-12 AVERAGE DAILY RATE:         $139.56
T-12 REVPAR(2):                  $82.14
OCCUPANCY AS OF DATE:            6/30/01
U/W OCCUPANCY:                   55%
U/W AVERAGE DAILY RATE:          $136.37
U/W REVPAR(2):                   $75.00
U/W NOI ($/ROOM):                $5,939,200 ($17,215/Room)
U/W NET CASH FLOW ($/ROOM):      $5,205,828 ($15,089/Room)
U/W NET CASH FLOW DSCR:          1.52x
APPRAISED VALUE ($/ROOM):        $59,500,000 ($172,463/Room)
APPRAISAL DATE:                  5/01/01
CUT-OFF DATE LTV RATIO:          56.78%
MATURITY DATE LTV RATIO:         40.38%

(1) Trailing twelve months.

(2) Revenues per available room.



ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


       GCFP #03-0810464                              Imperial Apartments


                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:            $32,000,000
% OF INITIAL MORTGAGE POOL BALANCE:        3.70%
NOTE DATE:                                 10/17/01
ANTICIPATED REPAYMENT DATE:                11/01/11
MORTGAGE RATE:                             7.219%
AMORTIZATION TERM:                         Interest only the first 24 months of
                                           the loan, 360 months thereafter

BORROWER/ SPONSOR:

The borrower is Imperial Gardens Associates, L.L.C., a special purpose entity with a non-consolidation opinion and independent director. It is owned 10% by Charles Kushner; 1% by Imperial Gardens Realty Corp., the managing member (a New Jersey corporation whose sole stockholder is Charles Kushner), and the remaining 89% by various trusts and individuals.

Charles Kushner is chairman of Kushner Companies, a privately-held real estate organization based in Florham Park, NJ. Through his companies and its affiliates, Mr. Kushner is involved in the ownership and operation of 98 apartment buildings containing over 25,000 apartment units, 3,000,000 square feet of industrial space and 5,000,000 square feet of office space, primarily in New Jersey, New York and Pennsylvania.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 25 payments, subject to a prepayment penalty equal to the greater of 1% or yield maintenance for the next 91 payments and open to prepayment for the last 4 payments.

                              RESERVES AND LOCKBOX

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $136,500/year ($250/Unit) escrowed monthly.

Holdback: The Borrower posted an irrevocable Letter of Credit ("LOC") of $8,000,000 ($14,652/Unit) as additional collateral for the loan. The LOC, in the amount of $8,000,000, may be partially or fully release subject to, for the first release request (which may not occur prior to February 2002) the property generating at least a 1.25x DSCR, per Lender's underwriting standards, and a maximum LTV of 80%; and thereafter, the property generating at least a 1.20x DSCR (with no specified LTV requirement), per the underwriting standards set forth in the mortgage loan documents.

Lockbox: Hard, Springing upon an event of default or upon Anticipated Repayment Date.

Cash Management: Springing upon Event of Default or immediately prior to ARD.




                              PROPERTY INFORMATION

PROPERTY TYPE:                      Multifamily
LOCATION:                           Middletown, NY
YEAR BUILT/RENOVATED:               1994 / NAP
PROPERTY SIZE:                      546 Units
CUT-OFF DATE BALANCE PER UNIT:      $58,609

GENERAL CHARACTERISTICS:

Loan proceeds were used to acquire the Imperial Gardens, Imperial Ridge and Imperial Park garden apartment complexes, which are located in Middletown, NY. Imperial Gardens and Imperial Ridge are located at 221 Berkman Drive, and Imperial Park is located a short distance away on Route 211 East. The properties contain a total of 546 units. Imperial Ridge was built between 1991 and 1994 and contains 225 units in two-story, garden apartment buildings. Included in the unit count are four townhomes located in what is referred to as the "Quad Building." These four units were originally constructed by, and for the use of, the former owners of the property. Imperial Gardens, which was constructed between 1979 and 1986, contains a total of 224 units. Imperial Park was constructed in 1987 and contains a total of 97 units. The buildings in the three complexes are similar, with brick and stone block exteriors. The overall unit mix is: 1 studio unit; 193 one-bedroom units; 346 two-bedroom units; 2 three-bedroom units; and 4 townhomes. Unit interiors typically have a mix of carpet and vinyl floor covering, and painted gypsum wallboard walls and ceilings. Imperial Ridge and Imperial Gardens have a common leasing office/maintenance office building. Amenities at Imperial Park include a swimming pool, athletic courts, playground and outdoor picnic areas. Each of the projects has laundry rooms with coin-operated machines located throughout.

PROPERTY MANAGER:                Westminster Management, LLC
OCCUPANCY:                       98%
OCCUPANCY AS OF DATE:            9/01/01
U/W NOI ($ /UNIT):               $2,747,991 ($5,033/Unit)
U/W NET CASH FLOW ($ /UNIT):     $2,611,491 ($4,783/Unit)
U/W NET CASH FLOW DSCR:          1.20x*
APPRAISED VALUE ($ /UNIT):       $32,000,000 ($58,608/Unit)
APPRAISAL DATE:                  8/16/01
CUT-OFF DATE LTV RATIO:          80.00%*
MATURITY DATE LTV RATIO:         65.93%*


* Calculated in consideration of the holdback amount. Please see the Reserves and Lockbox Section above and "Mortgage Loans with Holdbacks" on page 10.





ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET



     GCFP #03-0810338                         Pacific Plaza at Torrey Hills


                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:            $29,361,014
% OF INITIAL MORTGAGE POOL BALANCE:        3.40%
NOTE DATE:                                 9/18/01
MATURITY DATE:                             10/01/11
MORTGAGE RATE:                             7.358%
AMORTIZATION TERM:                         360 months

BORROWER/ SPONSOR:

The borrowing entity, PPCV Bldgs. B & C, LLC, is a special purpose entity with a non-consolidation opinion and independent director. The managing member and a 1% owner of PPCV Bldgs. B & C, LLC is Torrey Hills Management, Inc. Pacific Plaza Carmel Valley, LLC is the remaining 99% owner of the borrowing entity. Thomas G. Blake, the indemnitor, owns 42.12% of the borrowing entity through various trusts, Limited Liability Companies and corporations.

Thomas Blake has over 30 years of real estate experience. He is the founder and CEO of Coast Income Properties Inc. Mr. Blake manages over one million square feet of commercial real estate that is worth in excess of $250 million all within the greater San Diego, CA area. In addition to the properties that he manages, Mr. Blake owns or holds partnership interests in seven San Diego properties, including Pacific Plaza, two retail shopping centers and two office complexes.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 26 payments, subject to defeasance for the next 90 payments and open to prepayment for the last 4 payments.

                                  MAJOR TENANTS

                         BASE                 % OF         LEASE
                       RENT PSF    NRSF    TOTAL NRSF   EXPIRATION
JNI CORPORATION         $28.20    85,329       54%        3/31/11
CISCO SYSTEMS, INC.     $33.00    61,651       39%        8/23/06

                              RESERVES AND LOCKBOX

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $23,688/year ($0.15 psf) escrowed monthly.

Lockbox: Soft, In place




                              PROPERTY INFORMATION

PROPERTY TYPE:                 Office
LOCATION:                      San Diego, CA
YEAR BUILT/RENOVATED:          2000 / NAP
PROPERTY SIZE:                 157,921 SF
CUT-OFF DATE BALANCE PER SF:   $185.92

GENERAL CHARACTERISTICS:

The subject property consists of two class-A office buildings, known as buildings B and C of Pacific Plaza at Torrey Hills, and a three-level garage. Cisco Systems, Inc. leases a total of 61,651 sq. ft. (85%) of Building C. The lease terms are staggered, expiring in 2006, 2007, and 2008. Building B is 100% leased to JNI Corporation. The JNI Corporation makes Fibre Channel host bus adapters (HBAs) that connect computer servers to data storage devices primarily in storage area networks (SANs). The company was founded in 1998, is currently the #2 Fibre Channel HBA manufacturer in the world as measured by revenue, with an 18.4% total market share. The company is headquartered at the subject property and has satellite offices in Fremont (California), Munich, London, and the Netherlands.

The subject is located in the Carmel Valley/Del Mar Vista submarket of San Diego, 15 miles north of the CBD. The neighborhood is known as Torrey Hills. Torrey Hills is a newer masterplanned section of San Diego, combining single-family detached and multifamily housing, as well as both office and commercial / retail development. All of the development in the immediate area is upscale, with virtually 100% of the office product being class A construction. Major residential builders are active in the area, and single family housing prices start in the low $400's and reach as high as $1,000,000. The property is visible from Interstate 5. A new exit ramp, to and from I-5, is being constructed at the subject's location and will be completed in late 2002.

PROPERTY MANAGER:                Coast Income Properties, Inc.
OCCUPANCY:                       93%
OCCUPANCY AS OF DATE:            9/12/01
U/W NOI ($ PSF):                 $3,487,137 ($22 psf)
U/W NET CASH FLOW ($ PSF):       $3,196,852 ($20 psf)
U/W NET CASH FLOW DSCR:          1.31x
APPRAISED VALUE ($ PSF):         $39,650,000 ($251 psf)
APPRAISAL DATE:                  7/10/01
CUT-OFF DATE LTV RATIO:          74.05%
MATURITY DATE LTV RATIO:         65.26%


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET


       SBRC #7002902                             Murray Business Center


                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE:            $23,967,790
% OF INITIAL MORTGAGE POOL BALANCE:        2.77%
NOTE DATE:                                 9/28/01
ARD DATE:                                  10/01/11
MORTGAGE RATE:                             7.310%
AMORTIZATION TERM:                         360 months

BORROWER/ SPONSOR:

The Borrower is Murray Oregon SPE Equities LLC, a special purpose entity with a non-consolidation opinion and an independent director. The borrower is owned by 56 individuals, with no one having a priority membership interest larger than 15% (William Felton). The General Partner of the Borrowing Entity, Murray Holdings, LLC has a 2.75% interest and is owned by William Felton (43%) and Francis Greenburger (30%).

Combined, Messieurs, Felton and Greenburger have over 55 years of real estate development experience, with a net worth of $265 million and liquid net assets worth over $27 million. Over the past three decades, Mr. Felton has bought, sold, managed, financed, leased, and renovated over $1 billion worth of real estate throughout the United States. Mr. Greenburger is the founder of Time Equities, Inc., a full service real estate company. Time Equities' portfolio currently contains over 10 million square feet. CALL PROTECTION AT ORIGINATION:
The loan is locked-out to prepayment for the first 26 payments, subject to defeasance for the next 91 payments and open to prepayment for the last 3 payments.

                                  MAJOR TENANTS

                      BASE                % OF         LEASE
                    RENT PSF    NRSF    TOTAL NRSF  EXPIRATION
PROVIDENCE            $9.01   179,552      54%       11/30/12
HEALTH PLAN
STREAM               $10.70    93,000      28%        9/30/10
NIKE, INC.            $4.08    37,538      11%        2/14/06

                              RESERVES AND LOCKBOX

Real estate taxes and insurance: One-twelfth of the estimated annual amounts escrowed monthly.

Replacement reserves: $66,742/yr ($0.20 psf) escrowed monthly. TI and LC reserves: $248,423/yr ($0.74 psf) escrowed monthly. Monthly TI/LC reserves are capped at five years' worth of collections ($1,242,115). Monthly collections will resume if the reserve balance falls below $1,242,115. Lockbox: None.


                              PROPERTY INFORMATION

PROPERTY TYPE:              Office
LOCATION:                   Beaverton, OR
YEAR BUILT/ RENOVATED:      1986 / 1996
PROPERTY SIZE:              333,708 SF
CUT-OFF DATE BALANCE PER
SF:                         $71.82

GENERAL CHARACTERISTICS:

The property is a three-story office building containing approximately 333,708 SF of net rentable space. The improvements were constructed between 1979 and 1986. Building 1 is a one-story structure originally constructed in 1979 and renovated between 1991 and 1996 to facilitate multi-tenancy. Building 2 is a two-story structure originally constructed in 1981 and renovated between 1995 and 1996 to facilitate multi-tenancy. Building 3, a three-story structure located between Buildings 1 and 2, was originally constructed in 1986 and moderately renovated during 1995 and 1996 to facilitate multi-tenancy. The subject is located in Beaverton, Oregon, approximately 11 miles west of Portland and has excellent highway access. The largest tenant is Providence Health System ("PHS"). Providence Health System is a not-for-profit organization that includes hospitals, health plans, clinics, long term care facilities, home care and hospices, advanced medical research and education and community outreach programs. It has an investment grade rating of Aa3. This 150-year old company has hospitals in 20 cities and employs in excess of 10,000 people. PHS recently expanded in the building and now leases 54% of the net rentable area, and has a lease term of 11 years remaining. The second largest tenant, Stream International, leases 28% of the net rentable area with a lease through 9/2010. Stream specializes in providing customer relationship management systems that utilize state-of-the-art voice, voice over IP and Internet Technologies including e-mail, chat, collaboration and self-help. Revenues for the 12 months ending December 2000 were $323MM and its assets totaled over $300 million. On October 1, 2001, Solectron Corp. announced that it was acquiring Stream International. Founded in 1977, Solectron is a worldwide provider of electronics manufacturing services to leading original equipment manufacturers. It has an investment grade rating of BBB-. The third largest tenant, Nike Corporation, Inc. rents 37,538 sf through 2006. It designs, develops, and markets footwear, apparel, equipment and accessory products. The company is based in Beaverton, Oregon and employs nearly 14,500 people. Nike has an investment grade credit rating of A1 and annual revenues of $2.6 Billion.

PROPERTY MANAGER:                Felton Management
                                 Corporation
OCCUPANCY:                       93%
OCCUPANCY AS OF DATE:            9/01/01
U/W NOI ($ PSF):                 $3,193,675 ($10 psf)
U/W NET CASH FLOW ($ PSF):       $2,826,598 ($8 psf)
U/W NET CASH FLOW DSCR:          1.43x
APPRAISED VALUE ($/PSF):         $33,500,000 ($100 psf)
APPRAISAL DATE:                  8/2/01
CUT-OFF DATE LTV RATIO:          71.55%
MATURITY DATE LTV RATIO:         62.98%

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

\                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

          SBRC#7003019                                 The Cannery

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL
BALANCE:                   $ 19,309,776
% OF INITIAL MORTGAGE
POOL BALANCE:              2.23%
NOTE DATE:                 8/06/01
MATURITY DATE:             9/01/11
MORTGAGE RATE:             7.400%
AMORTIZATION TERM:         360 months
BORROWER/ SPONSOR:

The Borrower is The San Francisco Cannery, LLC, a special purpose entity with a non-consolidation opinion and independent director. The principals of the borrowing entity are Susanne Martin (34%), Stephen Martin (16.5%), Andrew Martin (16.5%), Christopher Martin (16.5%) and Paul Martin (16.5%).

The Martin family has owned the subject since 1963, when it was acquired by Leonard Martin and renovated. Christopher Martin is the General Partner and has been involved with the day-to-day management of the property since 1980. Mr. Leonard and Susan Martin have a net worth of $16.35 million.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 27 payments, subject to defeasance for the next 91 payments and open to prepayment for the last 2 payments.

                                  MAJOR TENANTS

                                            % OF
                         BASE               TOTAL       LEASE
                       RENT PSF    NRSF      NRSF    EXPIRATION
COUDERT BROTHERS        $65.00*   35,065     36%       2/28/11

* Coudert Brothers' rent was underwritten at $50.00 psf, resulting in a DSCR of 1.32x. Underwriting to the in-place base rent would result in a DSCR of 1.65x.

                              RESERVES AND LOCKBOX

Real estate taxes: One-twelfth of the estimated annual amount escrowed monthly.

Insurance: Escrow payments waived as long as there is no default. The borrower has a blanket insurance policy in-place.

Replacement reserves: $19,768 ($0.20 psf) escrowed monthly.

TI and LC reserves: $150,692 ($1.53 psf) escrowed monthly and capped at $602,768 ($6.10 psf).

Holdback: At closing, the borrower deposited $500,000 into a reserve account. In addition, over the first five years of the loan an additional $370,008 per year will be escrowed. Letters of Credit may be substituted instead of cash. These deposits are intended as additional collateral for the loan; there are no release provisions.

The borrower also assigned a $500,000 Security Deposit from Coudert Brothers to the Lender in the form of a LOC.

Lockbox: None.


                              PROPERTY INFORMATION

PROPERTY TYPE:              Mixed Use, Retail (65%)/Office
                            (35%)
LOCATION:                   San Francisco, CA
YEAR BUILT/ RENOVATED:      1907 / 2001
PROPERTY SIZE:              98,841 SF
CUT-OFF DATE BALANCE PER
SF:                         $195.36

GENERAL CHARACTERISTICS:

The property is a three-story mixed-use building located in Fisherman's Wharf, one of San Francisco's most popular retail area. The Borrower converted the property to retail use in 1967. Recently, the borrower and tenant together have invested approximately $9 million ($97 psf) in renovations. The renovation included interior improvements to the space, redeveloping the third floor to office use, and a structural and seismic upgrade. This historic landmark that was built in 1907, and acquired and by the Borrower in 1963. The space has exceptional views of San Francisco Bay, Alcatraz, the Golden Gate Bridge, and Marin County. The office also features a 14th Century Moorish ceiling that has been preserved, and was part of the former San Francisco City Museum space. The complex consists of two three-story reinforced brick buildings connected by bridges and walkways. There are two levels of shops, restaurants and offices. The retail tenant mix consists of approximately 36 shops featuring restaurants, bars, cafes, clothing boutiques, specialty gift shops and a comedy club. The 3rd floor of the complex has recently been converted to office and is now occupied by Coudert Brothers, an international law firm.

PROPERTY MANAGER:                The San Francisco Cannery,
                                 LLC
OCCUPANCY:                       94%
OCCUPANCY AS OF DATE:            7/23/01
U/W NOI ($ PSF):                 $2,291,778 ($23 psf)
U/W NET CASH FLOW ($ PSF):       $2,118,913 ($21 psf)
U/W NET CASH FLOW DSCR:          1.35x*
APPRAISED VALUE ($ PSF):         $26,300,000 ($266 psf)
APPRAISAL DATE:                  7/01/01
CUT-OFF DATE LTV RATIO:          71.52%*
MATURITY DATE LTV RATIO:         62.92%*

* Calculated in consideration of the holdback amount. Please see the Reserves and Lockbox Section above and "Mortgage Loans with Holdbacks" on page 10.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

          AMCC#010-00000688                   The Marketplace at Palmdale


                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL
BALANCE:                    $19,194,866
% OF INITIAL MORTGAGE
POOL BALANCE:               2.22%
NOTE DATE:                  5/25/01
MATURITY DATE:              7/01/16
MORTGAGE RATE:              7.231%
AMORTIZATION TERM:          180 months

BORROWER/ SPONSOR:

The borrower is Palmdale Marketplace, LLC, a special purpose entity. The managing member is GMS Holdings Inc., a California corporation. The sponsors are Paul J. Orfolea (40%), Richard Orfolea (20%) and Gary M. Safady (40%). Paul Orfolea is the founder and Chairman Emeritus of Kinko's. Richard Orfolea is Executive VP of Corporate Development of Kinko's. Gary Safady, through O and S Holdings, is currently managing the subject property. All of the sponsors are experienced and they have a combined net worth of over $500 million. They own and control a portfolio of more than 1 million square feet of commercial real estate, primarily in California.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 36 payments, subject to defeasance for the next 140 payments and open to prepayment for the last 4 payments.

                                  MAJOR TENANTS

                       BASE                 % OF         LEASE
                     RENT PSF     NRSF    TOTAL NRSF  EXPIRATION
SPORT CHALET           10.60     38,000      18%        4/30/16
  LINEN `N THINGS      12.25     34,000      16%        1/31/16
ROSS DRESS FOR LESS    11.00     30,187      14%        1/31/11
BARNES AND NOBLE       11.90     24,652      11%        5/31/10
STAPLES                11.25     23,942      11%        1/31/16

                              RESERVES AND LOCKBOX

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $25,966/year ($0.12 psf) escrowed monthly.

TI and LC: Letter of Credit of $500,000 ($2.31 psf) obtained at closing. In event of any draws made, Borrower shall make monthly payments of $4,508, until escrow reaches $500,000 balance.

Holdback: A $6.5 million ($30.04 psf) letter of credit, to be released upon the achievement of a 1.20x DSCR and other specified conditions.

Lockbox: None.

                              PROPERTY INFORMATION

PROPERTY TYPE:              Anchored Retail
LOCATION:                   Palmdale, CA
YEAR BUILT/ RENOVATED:      2001 / NAP
PROPERTY SIZE:              216,381 SF
CUT-OFF DATE BALANCE PER
SF:                         $88.71

GENERAL CHARACTERISTICS:

The subject is a 216,381 square foot retail power center, which started construction in 1999 and has been built during 2000 and 2001, with subsequent additions being planned in 2002. Improvements consist of six in-line, big box stores with a total area of 162,781 square feet plus seven additional buildings, which will total approximately 53,500 sf, once completed. The in-line stores are recently completed and the additional buildings are currently in the leasing and construction phase. Per the 11/28/01 rent roll, the property is 80.20% occupied with tenants in place and paying rent. Leases for another 7.16% have been signed, with the tenants for these spaces not yet in occupancy. The subject property comprises a portion of a larger retail center, that is anchored by a Target store (114,336 sf), Lowe's store (128,532 sf) and Best Buy (57,588 sf). The Best Buy is adjacent and attached to the in-line portion of our collateral. These three stores share a common parking lot and entrances/exits with the collateral. The Marketplace at Palmdale is located near the intersection of Interstate 14 and Avenue P, near the freeway. Traffic counts are in excess of 30,000 cars per day on Avenue P to the west of the freeway and 60,000-80,000 per day on the freeway.

The property is located near the 1,009,000 square feet Antelope Valley Mall, which is anchored by Sears, Mervyn's, Dillard's, Gottschalk's, J.C. Penney and Harris, and is located diagonally across Avenue P.

PROPERTY MANAGER:                O & S Holdings, LLC
OCCUPANCY:                       80%
OCCUPANCY AS OF DATE:            11/28/01
U/W NOI ($ PSF):                 $2,242,101 ($12 psf)
U/W NET CASH FLOW ($ PSF):       $2,145,577 ($12 psf)
U/W NET CASH FLOW DSCR:          1.20x*
APPRAISED VALUE ($ PSF):         $18,320,000 ($85 psf)
APPRAISAL DATE:                  1/15/01
STABILIZED VALUE ($ PSF):        $30,700,000 ($142 psf)
STABILIZED VALUE DATE:           4/01/02
CUT-OFF DATE LTV RATIO:          69.30%*
MATURITY DATE LTV RATIO:         0%*

* Calculated in consideration of the holdback amount. Please see the Reserves and Lockbox Section above and "Mortgage Loans with Holdbacks" on page 10.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

          GCFP#12510                           Metro Park Office Building

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL
BALANCE:                    $18,479,791
% OF INITIAL MORTGAGE
POOL BALANCE:               2.14%
NOTE DATE:                  9/14/01
MATURITY DATE:              10/01/11
MORTGAGE RATE:              7.250%
AMORTIZATION TERM:          360 months

BORROWER/ SPONSOR:

The Borrower, MPE 6354 LLC, a Virginia limited liability company, is a special purpose entity with a non-consolidation opinion. The manager of the borrowing entity is 6354 SPE LLC with a 0.1% interest in the Borrower. B. Mark Fried owns 100% of this entity. Metro Park Associates LLC owns the other 99.9% of the borrowing entity. Metro Park Associates LLC is owned 85% by Metro Park LLC and 15% by Levine MP LLC. Stanley Levine is a retired investor and owns 100% of Levine MP LLC. Metro Park LLC is comprised as follows: B. Mark Fried owns a 33% interest, his wife Barbara Fried owns a 33% interest, their daughter, Leah Fried, owns a 30% interest, and the remaining 4% interest is owned by Charles J. Kieler.

The Fried Companies, Inc is a real estate owner and development firm in Northern Virginia. The company is diverse in its activities. It develops residential lots for sale to homebuilders in various sites mainly in Stafford and Spotsylvania Counties. Another focus of the company is retail development, with over 1.2 million square feet of space under development or finished and under management. Currently, the company has two additional mid-rise office buildings that are located near the subject in its portfolio of 110,000 sf and 129,102 sf, respectively. In addition, Mr. Fried has an interest in a number of other retail and office properties in Virginia.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 26 payments, subject to defeasance for the next 90 payments and open to prepayment for the last 4 payments.

                                  MAJOR TENANTS

                      BASE                  % OF        LEASE
                     RENT PSF     NRSF    TOTAL NRSF  EXPIRATION
CALIBRE SYSTEMS,
INC.                  $25.14     80,520      62%        4/30/11
GSA                   $27.09     45,754      35%        4/30/06

                              RESERVES AND LOCKBOX

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves: $26,124/year ($0.20 psf) escrowed monthly.
TI and LC: $310,344/year ($2.38 psf) escrowed monthly.

Lockbox:  Soft, springing



                              PROPERTY INFORMATION

PROPERTY TYPE:              Office
LOCATION:                   Springfield, VA
YEAR BUILT/ RENOVATED:      2000 / NAP
PROPERTY SIZE:              130,580 SF
CUT-OFF DATE BALANCE PER
SF:                         $141.52

GENERAL CHARACTERISTICS:

The building, known as Metro Park Office Building, is a recently completed, 5-story 130,580 sf Class A office building, located at 6354 Walker Lane in Springfield, VA. The property is 100% leased to four tenants: Calibre Systems, Inc. leases 80,520 sf (62%) for ten years; The General Services Administration
(GSA) leases 35,105 sf (27%) for ten years and 10,649 sf (8%) for five years; Southern Financial Bank leases 2,306 sf (2%) for ten years; and, Sophia's Deli leases 2,000 sf (2%) for ten years. The major tenant, Calibre Systems, Inc., is a leading IT Systems and Services provider to the federal government, and is focused on management information analysis, technology solutions, and operations support. They are an employee-owned company with average annual ESOP share growth of 17% over the past twelve years. The company was established in 1989 and has experienced average annual revenue growth of 22%. Calibre is the prime contractor on several GSA schedules, Blanket Purchase Agreements, and Indefinite Delivery Quantity contracts.

Metro Park is a 49-acre office park currently under construction. The park is approved for 960,000 sf of office, 102,200 sf of hotel space, 18,800 sf of specialty retail, a 7,200-sf childcare facility, and surface and structured parking at a ratio of 3.4/1,000. The subject property is located within walking distance of the Metro-rail, and a shuttle van provides service to and from the Metro-rail station for tenants at 15-minute intervals during rush hour. The subject property has excellent access to the Washington Metropolitan area.

PROPERTY MANAGER:                Fried Companies, Inc.
OCCUPANCY:                       100%
OCCUPANCY AS OF DATE:            9/17/01
U/W NOI ($ PSF):                 $2,098,259 ($16 psf)
U/W NET CASH FLOW ($ PSF):       $1,893,587 ($15 psf)
U/W NET CASH FLOW DSCR:          1.25x
APPRAISED VALUE ($ PSF):         $23,800,000 ($182 psf)
APPRAISAL DATE:                  6/07/01
CUT-OFF DATE LTV RATIO:          77.65%
MATURITY DATE LTV RATIO:         68.24%

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

     GCFP#03-0810320                                     Hilton Garden Inn


                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL
BALANCE:                    $17,915,342
% OF INITIAL MORTGAGE
POOL BALANCE:               2.07%
NOTE DATE:                  6/11/01
MATURITY DATE:              7/01/11
MORTGAGE RATE:              7.944%
AMORTIZATION TERM:          300 months

BORROWER/ SPONSOR:

The borrower is Wave Crest Resorts LLC, a special purpose entity with a non-consolidation opinion and independent director. The borrower is the owner and developer of the Hilton Garden Inn, Carlsbad Beach. The borrowing entity is made up of William Canepa (26.95%), Lynn Cannady (29.95%), Two Seas Enterprises, Inc. (.10%), Jeffrey Chandler (26.80%), Tri-Cities Broadcasting, an entity controlled by Jeffrey Chandler (13.20%), and Dr. Leona Miller (3%). The managing member of Wave Crest Resorts, LLC is Two Seas Enterprises, Inc., a California Corporation. The directors of Two Seas are William Canepa and Lynn Cannady, owning 50% each.

William Canepa has more than 28 years of experience in real estate development and finance. He is a general partner and project manager for the Tamarack Beach Resort in Carlsbad, and the Wave Crest Resort in Del Mar. Both of these properties are vacation ownership resorts. Lynn Cannady is the founder of ESI Engineering Services, Inc., one of the larger engineering consulting firms in the San Francisco Bay Area. Jeffrey Chandler is currently President and CEO of Chandler Ranch Co., one of the largest growers of avocados in California.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 29 payments, subject to defeasance for the next 87 payments and open to prepayment for the last 4 payments.

                              RESERVES AND LOCKBOX

Real estate taxes and insurance: One-twelfth of the estimated annual amount escrowed monthly.

Replacement reserves / FF&E: $280,356/year ($1,741/Room) escrowed monthly for the life of the loan and adjusted annually to 4% of annual gross revenues.

Lockbox:  None


                              PROPERTY INFORMATION

PROPERTY TYPE:              Hotel
LOCATION:                   Carlsbad, CA
YEAR BUILT/ RENOVATED:      2000 / NAP
PROPERTY SIZE:              161 Rooms
CUT-OFF DATE BALANCE PER
ROOM:                       $111,275

GENERAL CHARACTERISTICS:

The newly-constructed 161-room Hilton Garden Inn is situated on a 4.78 acre site on the east side of the Pacific Coast Highway. There are views of the Pacific Ocean from approximately 80% of the rooms. Amenities at the hotel include a fitness room, a heated outdoor pool and whirlpool and an outdoor fireplace and a barbecue area. The hotel also maintains a full-service restaurant. There are three meeting rooms, a 24-hour complimentary business center and a laundry facility. Guest room features include a hospitality center with microwave oven, coffee maker and a mini-refrigerator.

The subject benefits from an excellent location, directly across the street from the Pacific Ocean at Palomar Airport Road. The local commercial office market has experienced significant expansion over the past five years. The amount of office space has doubled from 1.5 million sq. ft. in 1995 to 3 million sq. ft. by year end 2001. The subject benefits directly from such expansion, coupled with the leisure draw as a result of its proximity to the beach and local tourist draws. Legoland is located only five miles from the hotel.

PROPERTY MANAGER:                MeriStar Management Company,
                                 LLC
T-12 OCCUPANCY:                  77%
T-12 AVERAGE DAILY RATE:         $133.73
T-12 REVPAR:                     $103.44
OCCUPANCY AS OF DATE:            6/30/01
U/W OCCUPANCY:                   75.00%
U/W AVERAGE DAILY RATE:          $133.73
U/W REVPAR:                      $100.30
U/W NOI ($ /ROOM):               $2,898,943 ($18,006/Room)
U/W NET CASH FLOW ($ /ROOM):     $2,615,361 ($16,244/Room)
U/W NET CASH FLOW DSCR:          1.58x
APPRAISED VALUE ($ /ROOM):       $27,200,000 ($168,944/Room)
APPRAISAL DATE:                  3/26/01
CUT-OFF DATE LTV RATIO:          65.87%
MATURITY DATE LTV RATIO:         54.46%

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                         PRELIMINARY - SUBJECT TO CHANGE

                      STRUCTURAL AND COLLATERAL TERM SHEET

SBRC #7001810                                      A&P WAREHOUSE - CENTRAL ISLIP

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL
BALANCE:                    $17,655,342
% OF INITIAL MORTGAGE
POOL BALANCE:               2.04%
NOTE DATE:                  2/13/01
MATURITY DATE:              3/01/11
MORTGAGE RATE:              8.190%
AMORTIZATION TERM:          300 months

BORROWER/ SPONSOR:

The Borrower is a single purpose entity to be formed, with a non-consolidation opinion and independent director. The principal of the borrowing entity is Mr. Peter Fazio. Mr. Fazio is a net lease investor with a significant portfolio. His real estate asset portfolio, worth approximately $52.5 million, is located mostly in Texas and California and is are predominantly single tenant properties. Mr. Fazio has a net worth of $23.95 million. Peter Fazio purchased this property and assumed the loan from Cardinal Capital Partners in November of 2001. The total purchase price was $23,850,000.

CALL PROTECTION AT ORIGINATION:

The loan is locked-out to prepayment for the first 33 payments, subject to defeasance for the next 82 payments and open to prepayment for the last 5 payments.

                                  MAJOR TENANT

                         BASE
                         RENT               % OF         LEASE
                         PSF      NRSF    TOTAL NRSF  EXPIRATION
THE GREAT ATLANTIC &
PACIFIC TEA COMPANY,
INC.                    $4.10   575,547      100%     2/28/11

                                    RESERVES

Real estate taxes: $343,979.45 was escrowed at closing. One-twelfth of the estimated annual amounts escrowed monthly.

Insurance: Escrow payments waived as long as there is no default. The borrower has a blanket insurance policy in-place.

Replacement reserves: A $351,244 ($0.61 psf) letter of credit was escrowed at closing. $57,555/yr ($0.10 psf) escrowed monthly.

TI and LC reserves: At closing, the borrower provided a LOC in the amount of $2,359,039 ($4.10 psf).

Holdback: At closing, the Borrower provided a LOC in the amount of $2,359,039 ($4.10 psf), to be released upon A&P obtaining a credit rating on its unsecured long-term debt of BBB+, or its equivalent, from all nationally recognized rating agencies that provide a rating for A&P's long-term debt.

Lockbox: Hard, In place.

                              PROPERTY INFORMATION

PROPERTY TYPE:              Industrial, Warehouse
LOCATION:                   Central Islip, NY
YEAR BUILT/ RENOVATED:      1975 / NAP
PROPERTY SIZE:              575,547 SF
CUT-OFF DATE BALANCE PER    $30.68
SF:

GENERAL CHARACTERISTICS:

The subject is a warehouse distribution facility, plus two ancillary buildings, located in Central Islip, New York, approximately 48 miles east of New York City. The subject enjoys great access to the main highway of the area, as it is located only one mile from Long Island Expressway. The buildings were constructed in phases from mid-1960's to the mid-1970's. The main building contains 549,414 SF of NRA, of which 32,514 SF is second-story office space. The ancillary buildings include a recycling facility (16,957 SF) and a truck maintenance facility (9,176 SF). Ceiling heights range from 26 to 30 feet.

The subject property is master-leased by The Great Atlantic & Pacific Tea Company, Inc d.b.a. A&P through a sale/leaseback transaction at $4.10 PSF NNN. The lease expires on 2/28/21, ten years beyond the loan term. The lease requires A&P to pay all property expenses including capital expenditures. A&P operates retail food chains in the US and Canada. The Company's stores operate 750 supermarkets and franchised stores under the trade names of A&P, Super Fresh, Sav-A-Center, Farmer Jack, Kohl's, Food Emporium, Waldbaum's, Super Food Mart, Dominion, Ultra Food & Drug, The Barn Markets, and Food Basics. A&P is a publicly traded company on the NYSE under the ticker GAP ("the Great Atlantic & Pacific Tea Co., Inc."). As of 10/1/01, S&P rates GAP Senior Secured Debt BB+ and Senior Unsecured Debt BB. The Central Islip warehouse services all 81 Waldbaum stores located on Long Island.

PROPERTY MANAGER:                The Great Atlantic & Pacific
                                 Tea Company
OCCUPANCY:                       100%
OCCUPANCY AS OF DATE:            2/13/01
U/W NOI ($ PSF):                 $2,154,848 ($4 psf)
U/W NET CASH FLOW ($ PSF):       $2,010,961 ($4 psf)
U/W NET CASH FLOW DSCR:          1.39x*
APPRAISED VALUE ($ PSF):         $23,600,000 ($41 psf)
APPRAISAL DATE:                  11/17/00
CUT-OFF DATE LTV RATIO:          64.81%*
MATURITY DATE LTV RATIO:         52.53%*

* Calculated in consideration of the holdback amount. Please see the Reserves and Lockbox Section above and "Mortgage Loans with Holdbacks" on page 10.


ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY PRIOR INFORMATION PROVIDED TO YOU AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS TERM SHEET IS FURNISHED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSES OF EVALUATING THE SECURITIES DESCRIBED HEREIN. THE INFORMATION CONTAINED HEREIN MAY NOT BE REPRODUCED OR USED IN WHOLE OR IN PART FOR ANY OTHER PURPOSE. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY.

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND WE ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT WE CONSIDER RELIABLE, BUT WE DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED THEREIN. NO UNDERWRITER MAKES ANY REPRESENTATIONS REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. EACH UNDERWRITER AND ITS AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS).

THIS MATERIAL IS FURNISHED TO YOU BY ONE OF THE UNDERWRITERS LISTED ABOVE, AND NOT BY THE ISSUER OF THE SECURITIES. NONE OF THE UNDERWRITERS LISTED ABOVE IS ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED TRANSACTION. THE ISSUER HAS NOT PREPARED OR TAKEN PART IN THE PREPARATION OF THESE MATERIALS.

                                  Page 33 of 33